UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to
Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

SPRING VALLEY ACQUISITION CORP. II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14A(i)(1) and 0-11.

LETTER TO SHAREHOLDERS OF SPRING VALLEY ACQUISITION CORP. II
2100 McKinney Ave., Suite 1675
Dallas, Texas 75201
Dear Shareholders of Spring Valley Acquisition Corp. II:
You are cordially invited to attend the extraordinary general meeting in lieu of an annual general meeting (the “Extraordinary General Meeting”) of Spring Valley Acquisition Corp. II (“we,” “us,” “our” or the “Company”) to be held at 10:00 a.m., Eastern Time on January 10, 2024 at the offices of Kirkland & Ellis LLP, located at 609 Main Street, Suite 4700, Houston, Texas 77002, and virtually via live webcast at https://www.cstproxy.com/svacii/2024, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Kirkland & Ellis LLP. You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/svacii/2024. If you do not have Internet capabilities, you can listen to the Extraordinary General Meeting by phone by dialing 1 800-450-7155 (toll-free) within the U.S. and Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 3518189#. This option is listen-only, and you will not be able to vote or enter questions during the Extraordinary General Meeting if you choose to participate telephonically. The accompanying proxy statement (the “Proxy Statement”) is dated December 4, 2023, and is first being mailed to shareholders of the Company on or about December 4, 2023. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:
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Proposal No. 1 — The Extension Amendment Proposal — to amend, by way of special resolution, the Company’s amended and restated memorandum and articles of association (the “Articles”) as provided by the resolution in the form set forth on Annex A to the accompanying Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate an initial merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Class A ordinary shares of the Company, par value $0.0001 per share (the “Class A ordinary shares”) included as part of the units sold in the Company’s initial public offering (such Class A ordinary shares, the “Public Shares”) that was consummated on October 17, 2022 (the “IPO”), from 15 months from the closing of the IPO to 36 months from the closing of the IPO, or such earlier date as is determined by our board of directors (the “board”), in its sole discretion, to be in the best interests of the Company (the “Extension” and, such date, the “Extended Date”);

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Proposal No. 2 — The Conversion Amendment Proposal — to amend, by way of special resolution, the Articles as provided by the resolution in the form set forth on Annex A to the accompanying Proxy Statement to change certain provisions which restrict the Class B ordinary shares, par value $0.0001, of the Company (the “Class B ordinary shares” or the “Founder Shares”) from converting to Class A ordinary shares prior to the consummation of an initial business combination (the “Conversion Amendment” and, such proposal, the “Conversion Amendment Proposal”);

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Proposal No. 3 — The Redemption Limitation Amendment Proposal — to amend, by way of special resolution, the Articles as provided by the resolution in the form set forth on Annex A to the accompanying Proxy Statement to eliminate from the Articles the limitation that the Company may not redeem Public Shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment” and, such proposal, the “Redemption Limitation Amendment Proposal” and, together with the Extension Amendment Proposal and the Conversion Amendment Proposal, the “Charter Proposals”);

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Proposal No. 4 — The Letter Agreement Amendment Proposal — to approve, as an ordinary resolution, the amendment of that certain Letter Agreement, dated as of October 12, 2022 (the “Letter Agreement”), entered into by the Company, Spring Valley Acquisition Sponsor II, LLC (the

“Sponsor”) and the Company’s directors and officers, in the form set forth on Annex B, to modify the vesting period for a portion of the Founder Shares (as defined herein) held by the Sponsor at the close of a business combination (the “Letter Agreement Amendment Proposal”);

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Proposal No. 5 — The Director Election Proposal — to appoint, by way of ordinary resolution of the holders of Founder Shares, Class I directors Richard Thompson and Sharon Youngblood to each serve on the board for a three- year term expiring at the third succeeding annual general meeting after their appointment, or until their successors have been qualified and appointed (the “Director Election Proposal”); and

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Proposal No. 6 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals presented at the Extraordinary General Meeting or (ii) if the board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Proposals (the “Adjournment Proposal” and, together with the Charter Proposals, the Letter Agreement Amendment Proposal and the Director Election Proposal, the “Proposals”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the other Proposals.

Each of the Proposals are more fully described in the accompanying Proxy Statement. Please take the time to carefully read each of the proposals in the accompanying Proxy Statement before you vote.
The purpose of the Extension Amendment and the Redemption Limitation Amendment are to allow us more time to enter into and complete a business combination and to eliminate the requirement that we have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act in order to consummate a business combination). The Articles currently provides that we have until January 17, 2024 to complete our initial business combination. Our board has determined that it is in the best interests of the Company to seek an extension of such date and have our shareholders approve the Extension Amendment Proposal to allow for additional time to consider, negotiate and enter into a definitive agreement relating to an initial business combination, to hold a separate Extraordinary General Meeting to obtain the shareholder approvals required in connection with a business combination and to consummate the closing of a business combination. Our board currently believes that it is improbable that we will be able to negotiate and complete our initial business combination before January 17, 2024 and Spring Valley Acquisition Sponsor II, LLC (our “Sponsor”) has indicated that it does not intend to fund the deposit required under the current Articles to extend the date by which we must complete a business combination. Therefore, without the Extension, if we are unable to complete a business combination on or before January 17, 2024, we would be precluded from completing our initial business combination and would be forced to liquidate. Accordingly, our board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.
The purpose of the Conversion Amendment Proposal is to provide the holders of the Class B ordinary shares with the flexibility to assist the Company in meeting the applicable exchange listing requirements in connection with the Extension Amendment and the consummation of the Company’s initial business combination. Further, if the Conversion Amendment Proposal is approved, the Sponsor has agreed to convert certain of its Founder Share as may be necessary or advisable in order to satisfy applicable exchange listing requirements into Class A ordinary shares, on a one-for-one basis, in accordance with the Articles, upon the implementation of the Conversion Amendment (collectively, the “Class B Ordinary Share Conversion”). The Class B Ordinary Share Conversion would be effected prior to the redemption of any Class A ordinary shares in connection with the implementation of the Extension Amendment or the Conversion Amendment. Notwithstanding the Founder Share Conversion, the Sponsor will not be entitled to receive any funds held in the Trust Account with respect to any Class A ordinary shares issued to the Sponsor as a result of the Class B Ordinary Share Conversion and no additional amounts will be deposited into the Trust Account in respect of shares of Class A ordinary shares held by the Sponsor in connection with the Extension to the Extended Date pursuant to the Extension Amendment.
We reserve the right at any time to cancel the Extraordinary General Meeting and not to submit to our shareholders the Extension Amendment Proposal or implement the Extension. In the event the Extraordinary General Meeting is cancelled, and a business combination is not consummated prior to January 17, 2024, we will dissolve and liquidate in accordance with the Articles.
In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, Public Shareholders will be entitled to elect that their Public Shares be redeemed (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares. An Election can be made regardless of whether such shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by holders of Public Shares (the “Public Shareholders”) who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public Shareholders may make an Election regardless of whether they were holders as of the record date so long as they hold Public Shares at the time of the Election. If the Extension Amendment Proposal is approved and the Extension is implemented, Public Shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether Public Shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a Public Shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares, in the event a proposed business combination is completed.
We are not asking you to vote on any proposed business combination at this time. If we enter into a definitive agreement relating to a business combination, we intend to file (1) promptly thereafter a current report on Form 8-K with information about the business combination, and (2) in due course a proxy statement or separate proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate Extraordinary General Meeting. If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are not approved, we may not be able to enter into, or complete, a business combination. We urge you to vote at the Extraordinary General Meeting regarding the Charter Proposals.
Based upon the amount in the Trust Account as of December 1, 2023, which was approximately $248,147,850, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $10.79 at the time of the Extraordinary General Meeting. The closing price of the Public Shares on the Nasdaq Capital Market (“NASDAQ”) on December 1, 2023, the most recent practicable closing price prior to the mailing of the accompanying Proxy Statement, was $10.79. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.
TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON JANUARY 8, 2024 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY (OUR “TRANSFER AGENT”) OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED IN THE PROXY STATEMENT.
Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our Public Shares would cause the Company to exceed the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of a business combination, the Articles would prevent the Company from being able to consummate a business combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the Securities and Exchange Commission (the “SEC”), and therefore not a “blank check company” as defined under Rule 419 of the Securities Act of 1933, as amended (the “Securities Act”), because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on NASDAQ (Rule 3a51-1(a)(2))

(the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.
The purpose of the Letter Agreement Amendment Proposal is to approve, as an ordinary resolution, the amendment of the Letter Agreement, which will modify the vesting requirements for the 25% of the Founder Shares held by the Sponsor at the closing of an initial business combination that were to be considered newly unvested shares, which would then only vest if the Share Price Level (as defined in the Letter Agreement) is achieved after 120 days after the initial business combination but before the fifth anniversary of the initial business combination, which differs from the terms of the existing Letter Agreement.
The Adjournment Proposal, if adopted, will allow our board an ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals presented at the Extraordinary General Meeting or (ii) if the board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Proposals.
If the Extension Amendment Proposal is not approved or the Extension is not implemented and we do not consummate our initial business combination by January 17, 2024, unless our Sponsor makes a contribution to the Trust Account in accordance with the Articles (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ (as defined in the Articles) rights as Members (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.
There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of Founder Shares (together with the Class A ordinary shares, the “Ordinary Shares”), including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.
Subject to the foregoing, the approval of the Extension Amendment Proposal, the Conversion Amendment Proposal and the Redemption Limitation Amendment Proposal each require a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting.
Approval of the Letter Agreement Amendment Proposal and the Adjournment Proposal each require an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting. Approval of the Director Election Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Founder Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Letter Agreement Amendment Proposal and the Director Election Proposal at the Extraordinary General Meeting.
Our board has fixed the close of business on November 30, 2023 (the “record date”) as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the Ordinary Shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.
After careful consideration of all relevant factors, our board has determined that the Proposals including, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

No other business is proposed to be transacted at the Extraordinary General Meeting.
Enclosed is the Proxy Statement containing detailed information concerning each of the Proposals and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares.
The Company reserves the right at any time to cancel the Extraordinary General Meeting (by means of adjourning the Extraordinary General Meeting sine die) and not to submit to its shareholders any of the proposals. In the event the Extraordinary General Meeting is cancelled, the Company will liquidate and dissolve in accordance with its Memorandum and Articles of Association.
By Order of the Board of Directors of Spring Valley Acquisition Corp. II
/s/ Christopher Sorrells

Christopher Sorrells
Chief Executive Officer and Chairman
(Principal Executive Officer)
Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Extraordinary General Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. The approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal each require a special resolution under Cayman Islands law, the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting. Approval of the Letter Agreement Amendment Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting. Approval of the Director Election Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Founder Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting. Your failure to vote or instruct your broker or bank how to vote will mean that your Ordinary Shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted but will otherwise not have any effect on whether the proposals are approved. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the vote on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Letter Agreement Amendment Proposal, the Director Election Proposal or the Adjournment Proposal.

SPRING VALLEY ACQUISITION CORP. II
2100 McKinney Ave., Suite 1675
Dallas, Texas 75201
NOTICE OF AN EXTRAORDINARY GENERAL MEETING
IN LIEU OF AN ANNUAL GENERAL MEETING
OF SPRING VALLEY ACQUISITION CORP. II
TO BE HELD ON JANUARY 10, 2024
The extraordinary general meeting in lieu of an annual general meeting (the “Extraordinary General Meeting”) of Spring Valley Acquisition Corp. II (“we,” “us,” “our” or the “Company”) to be held at 10:00 a.m., Eastern Time, on January 10, 2024 at the offices of Kirkland & Ellis LLP, located at 609 Main Street, Suite 4700, Houston, Texas 77002, and virtually via live webcast at https://www.cstproxy.com/svacii/2024, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will also be held virtually via the Internet. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Kirkland & Ellis LLP. You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/svacii/2024. If you do not have Internet capabilities, you can listen to the Extraordinary General Meeting by phone by dialing 1 800-450-7155 (toll-free) within the U.S. and Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted enter the pin number 3518189#. This option is listen-only, and you will not be able to vote or enter questions during the Extraordinary General Meeting if you choose to participate telephonically. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

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Proposal No. 1 — The Extension Amendment Proposal — to amend, by way of special resolution, the Company’s amended and restated memorandum and articles of association (the “Articles”) as provided by the resolution in the form set forth on Annex A to the accompanying Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate an initial merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Class A ordinary shares of the Company, par value $0.0001 per share (the “Class A ordinary shares”) included as part of the units sold in the Company’s initial public offering (such Class A ordinary shares, the “Public Shares”) that was consummated on October 17, 2022 (the “IPO”), from 15 months from the closing of the IPO to 36 months from the closing of the IPO, or such earlier date as is determined by our board of directors (the “board”), in its sole discretion, to be in the best interests of the Company (the “Extension” and, such date, the “Extended Date”);

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Proposal No. 2 — The Conversion Amendment Proposal — to amend, by way of special resolution, the Articles as provided by the resolution in the form set forth on Annex A to the accompanying Proxy Statement to change certain provisions which restrict the Class B ordinary shares, par value $0.0001, of the Company (the “Class B ordinary shares” or the “Founder Shares”) from converting to Class A ordinary shares prior to the consummation of an initial business combination (the “Conversion Amendment” and, such proposal, the “Conversion Amendment Proposal”);

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Proposal No. 3 — The Redemption Limitation Amendment Proposal — to amend, by way of special resolution, the Articles as provided by the resolution in the form set forth on Annex A to the accompanying Proxy Statement to eliminate from the Articles the limitation that the Company may not redeem Public Shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment” and, such proposal, the “Redemption Limitation Amendment Proposal” and, together with the Extension Amendment Proposal, the “Charter Proposals”);

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Proposal No. 4 — The Letter Agreement Amendment Proposal — to approve, as an ordinary resolution, the amendment of that certain Letter Agreement, dated as of October 12, 2022 (the “Letter Agreement”), entered into by the Company, Spring Valley Acquisition Sponsor II, LLC (the “Sponsor”) and the Company’s directors and officers, in the form set forth on Annex B, to modify the vesting period for a portion of the Founder Shares (as defined herein) held by the Sponsor at the close of a business combination (the “Letter Agreement Amendment Proposal”);

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Proposal No. 5 — The Director Election Proposal — to appoint, by way of ordinary resolution of the holders of Founder Shares, Class I directors Richard Thompson and Sharon Youngblood to each serve on the board for a three- year term expiring at the third succeeding annual general meeting after their appointment, or until their successors have been qualified and appointed; and

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Proposal No. 6 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals presented at the Extraordinary General Meeting or (ii) if the board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Proposals (the “Adjournment Proposal” and, together with the Charter Proposals, the Letter Agreement Amendment Proposal and the Director Election Proposal, the “Proposals”). The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the other Proposals.

The purpose of the Extension Amendment is to allow us more time to enter into and complete a business combination. The Articles currently provides that we have until January 17, 2024 to complete our initial business combination, unless our Sponsor makes a contribution to the Trust Account in accordance with the Articles (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Articles. Our board has determined that it is in the best interests of the Company to seek an extension of such date and have our shareholders approve the Extension Amendment Proposal to allow for additional time to consider, negotiate and enter into a definitive agreement relating to an initial business combination, to hold a separate Extraordinary General Meeting to obtain the shareholder approvals required in connection with a business combination and to consummate the closing of a business combination. Our board currently believes that it is improbable that we will be able to negotiate and complete our initial business combination before January 17, 2024 and Spring Valley Acquisition Sponsor II, LLC (our “Sponsor”) has indicated that it does not intend to fund the deposit required under the current Articles to extend the date by which we must complete a business combination. Therefore, without the Extension, if we are unable to complete a business combination on or before January 17, 2024, we would be precluded from completing our initial business combination and would be forced to liquidate. Accordingly, our board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.
If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the business combination, the Articles would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the Securities and Exchange Commission (the “SEC”), and therefore not a “blank check company” as defined under Rule 419 of the Securities Act of 1933, as amended (the “Securities Act”), because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on the Nasdaq Capital Market (“NASDAQ”) (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

In connection with the Extension Amendment Proposal, and contingent upon the effectiveness of the implementation of the Extension, Public Shareholders will be entitled to elect that their Public Shares be redeemed (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares. An Election can be made regardless of whether such shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and an Election can also be made by holders of Public Shares (the “Public Shareholders”) who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Public Shareholders may make an Election regardless of whether they were holders as of the record date so long as they hold Public Shares at the deadline specified to make the Election. If the Extension Amendment Proposal is approved and the Extension is implemented, Public Shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether Public Shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a Public Shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares, in the event a proposed business combination is completed.
We are not asking you to vote on any proposed business combination at this time. If we enter into a definitive agreement relating to a business combination, we intend to file (1) promptly thereafter a current report on Form 8-K with information about the business combination, and (2) in due course a separate proxy statement or proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate Extraordinary General Meeting. If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are not approved, we may not be able to enter into, or complete, a business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment and the Redemption Limitation Amendment. The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $248,147,850 that was in the Trust Account as of December 1, 2023. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
If the Extension Amendment Proposal is not approved or the Extension is not implemented and we do not complete our initial business combination by January 17, 2024, unless our Sponsor makes a contribution to the Trust Account in accordance with the Articles (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.
There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of Founder Shares (together with the Class A ordinary shares, the “Ordinary Shares”), including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of Founder Shares.
Based upon the amount in the Trust Account as of December 1, 2023, which was approximately $248,147,850, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $10.79 at the time of the Extraordinary General Meeting. The closing price of the Public Shares on NASDAQ on December 1, 2023 the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.79. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.
If the Extension Amendment Proposal is approved, the approval will constitute consent for us to (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares and (2) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating an initial business combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on any initial business combination through the Extended Date if the Extension Amendment Proposal is approved.
Our board has fixed the close of business on November 30, 2023 (the “record date”) as the record date for determining our shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the Ordinary Shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the record date of the Extraordinary General Meeting, there were 30,666,667 Ordinary Shares outstanding, of which 23,000,000 were Class A ordinary shares and 7,666,667 were Class B ordinary shares. The Class B ordinary shares carry voting rights in connection with the Proposals, and we have been informed by our Sponsor and directors and advisors that hold Founder Shares that they intend to collectively vote all of their Founder Shares in favor of each of the Proposals.
This Proxy Statement contains important information about the Extraordinary General Meeting and the Proposals. Please read it carefully and vote your shares.
We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow Sodali”), to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow Sodali a fee of $17,500. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
This Proxy Statement is dated December 4, 2023 and is first being mailed to shareholders on or about December 4, 2023.

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2023, in this Proxy Statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.
All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Cautionary Note Regarding Forward-Looking Statements” section.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the Annexes to this Proxy Statement.
Q:
Why am I receiving this Proxy Statement?

A:
We are a blank check company incorporated on January 19, 2021 as a Cayman Islands exempted company for the purpose of effecting an initial merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination with one or more businesses. On October 17, 2022, we consummated the IPO of our units (the “units”), with each unit consisting of one Class A ordinary share (such Class A ordinary shares, the “Public Shares”), one right and one-half of one redeemable public warrant. Each right entitles the holder thereof to receive one-tenth (1/10) of one Class A ordinary share upon the consummation of our initial business combination. Simultaneously with the closing of the IPO, we completed the private sale of 13,350,000 warrants (the “private placement warrants”), at a purchase price of $1.00 per private placement warrant, to our Sponsor generating gross proceeds to us of $13,350,000. Following the closing of the IPO and full exercise of the over-allotment, a total of $235,750,000, from the net proceeds of the sale of the units in the IPO and the private placement warrants was placed in the Trust Account.

Like many blank check companies, our Articles provide for the return of the funds held in the Trust Account to our Public Shareholders if we do not consummate a business combination on or before a certain date (in our case, January 17, 2024), unless our Sponsor makes a contribution to the Trust Account in accordance with the Articles. Our Sponsor has indicated that it does not intend to fund the deposit required under the current Articles to extend the date by which we must complete a business combination. Our board has determined that it is in the best interests of the Company to amend the Articles to extend the date we have to consummate a business combination from 15 months from the closing of the IPO to 36 months from the closing of the IPO, or such earlier date as is determined by our board, in its sole discretion, in order to allow us and our board to evaluate, negotiate and enter into an initial business combination, and subsequently to allow our shareholders, to evaluate the initial business combination and for us to be able to potentially consummate the initial business combination, and is submitting the Proposals included herein to our shareholders to vote upon. Therefore, our Board is submitting the Extension Amendment Proposal described in this proxy statement for the shareholders to vote upon at the Extraordinary General Meeting.
Q:
What is being voted on?

A:
You are being asked to vote on:

•
Proposal No. 1 — The Extension Amendment Proposal — to amend, by way of special resolution, our Articles to extend the date by which the Company must (1) consummate a business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on October 17, 2022, from 15 months from the closing of the IPO to 36 months from the closing of the IPO, or such earlier date as is determined by our board, in its sole discretion, to be in the best interests of the Company;

•
Proposal No. 2 — The Conversion Amendment Proposal — to amend, by way of special resolution, the Articles as provided by the resolution in the form set forth on Annex A to the accompanying Proxy Statement to change certain provisions which restrict the Class B ordinary shares from converting to Class A ordinary shares prior to the consummation of an initial business combination;

•
Proposal No. 3 — The Redemption Limitation Amendment Proposal — to amend, by way of special resolution, our Articles to eliminate from the Articles the limitation that the Company may not redeem Public Shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act (or any successor rule)) of less than the Redemption Limitation, $5,000,001, in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation;

•
Proposal No. 4 — The Letter Agreement Amendment Proposal — to approve, as an ordinary resolution, the amendment of the Letter Agreement in the form set forth on Annex B to modify the vesting period for a portion of the Founder Shares (as defined herein) held by the Sponsor at the close of a business combination;

•
Proposal No. 5 — The Director Election Proposal — to appoint, by way of ordinary resolution of the holders of Class B ordinary shares, Class I directors Richard Thompson and Sharon Youngblood to each serve on the board for a three-year term expiring at the third succeeding annual general meeting after their appointment, or until their successors have been qualified and appointed; and

•
Proposal No. 6 — The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals presented at the Extraordinary General Meeting or (ii) if the board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Proposals. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if there are not sufficient votes to approve the Proposals.

We are not asking you to vote on any proposed business combination at this time. If we enter into a definitive agreement relating to a business combination, we intend to file (1) promptly thereafter a current report on Form 8-K with information about the business combination, and (2) in due course a proxy statement or separate proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate Extraordinary General Meeting. If the Extension Amendment Proposal, the Conversion Amendment Proposal and the Redemption Limitation Amendment Proposal are not approved, we may not be able to enter into, or complete, a business combination. We urge you to vote at the Extraordinary General Meeting regarding the Charter Proposals.
Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our Public Shares would cause the Company’s net tangible assets to be less than $5,000,001.
If the Extension Amendment Proposal is approved, the approval will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating a business combination on or before the Extended Date. The removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $248,147,850 that was in the Trust Account as of December 1, 2023. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.
If the Extension Amendment Proposal is not approved or the Extension is not implemented and we do not consummate our initial business combination by January 17, 2024, unless our Sponsor makes a contribution to the Trust Account in accordance with the Articles (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Founder Shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our Founder Shares.
Q:
Why is the Company proposing the Extension Amendment Proposal?

A:
Our Articles provide for the return of the funds held in the Trust Account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before January 17, 2024 unless our Sponsor makes a contribution to the Trust Account in accordance with the Articles. Our Sponsor has indicated that it does not intend to fund the deposit required under the current Articles to extend the date by which we must complete a business combination. Accordingly, as we explain below, we may not be able to enter into and complete an initial business combination by that date.

We are asking for an extension of this timeframe in order to have sufficient time to enter into and complete a business combination. Our board currently believes there is not sufficient time before January 17, 2024 to enter into a definitive agreement relating to an initial business combination.
Accordingly, in order for us to consider, negotiate and enter into a definitive agreement relating to a business combination, for our shareholders to be able to evaluate the potential business combination and for us to be able to complete such business combination, we will need to obtain the Extension.
Q:
Why should I vote “FOR” the Extension Amendment Proposal?

A:
Our Articles provide that we have until January 17, 2024 to complete our initial business combination under its terms unless our Sponsor makes a contribution to the Trust Account in accordance with the Articles. Our Sponsor has indicated that it does not intend to fund the deposit required under the current Articles to extend the date by which we must complete a business combination. Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our Public Shares if we do not complete our initial business combination before January 17, 2024, we will provide our Public Shareholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding Public Shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

The Extension Amendment Proposal would give us the opportunity to complete a business combination, which our board believes is in the best interests of the shareholders. If you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your Public Shares in connection with such initial business combination.
Our board recommends that you vote in favor of the Extension Amendment Proposal.
Q:
Will you seek any further extensions to liquidate the Trust Account?

A:
Other than the extension until the Extended Date, as of the date of this Proxy Statement, we do not anticipate seeking any further extension to consummate a business combination, although we may determine to do so in the future, if necessary.

Q:
Why is the Company proposing the Conversion Amendment Proposal?

A:
The Company is presenting the Conversion Amendment Proposal to provide the holders of the Class B ordinary shares with the flexibility to assist the Company in meeting the applicable exchange listing requirements in connection with the Extension Amendment and the consummation of the Company’s initial business combination. If the Conversion Amendment Proposal is not approved the Board may decide to abandon the Conversion Amendment Proposal as it is not a condition to the adoption of the Extension Proposal or the Adjournment Proposal. The Company believes that the failure to approve the Conversion Amendment Proposal may reduce its flexibility to maintain the listing of its Class A ordinary shares on the NASDAQ.

Q:
Why should I vote “FOR” the Conversion Amendment Proposal?

A:
As discussed above, our board believes the opportunity to complete a business combination is in the best interests of the Company and its shareholders.

Further, our board believes shareholders will benefit from the Conversion Amendment because it will give the Company further flexibility to retain shareholders and meet the applicable exchange continued listing requirements following any shareholder redemptions made in connection with the Extension Proposal. This flexibility may also aid the Company in retaining investors. If the Conversion Amendment Proposal is approved, the Sponsor has agreed to convert certain of its Class B ordinary shares as may be necessary or advisable in order to satisfy applicable exchange listing requirements into Class A ordinary shares, on a one-for-one basis, in accordance with the Articles, following the implementation of the Conversion Amendment (collectively, the “Founder Shares Conversion”). The Founder Shares Conversion would be effected prior to the redemption of any Class A ordinary shares in connection with the implementation of the amendments of the Charter Proposals.
Notwithstanding the Founder Shares Conversion, the Sponsor will not be entitled to receive any funds held in the Trust Account with respect to any Class A ordinary shares issued to the Sponsor as a result of the Founder Shares Conversion and no additional amounts will be deposited into the Trust Account in respect of shares of Class A ordinary shares held by the Sponsor in connection with the Extension to the Extended Date pursuant to the Extension Amendment.
Q:
Why is the Company proposing the Redemption Limitation Amendment Proposal?

A:
The Company is presenting the Redemption Limitation Amendment Proposal to facilitate the completion of a business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of a business combination, the Articles would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with the NTA Rule. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on NASDAQ, the Exchange Rule. Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

Q:
Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

A:
As discussed above, our board believes the opportunity to complete a business combination is in the best interests of the Company and its shareholders.

Whether a holder of Public Shares votes in favor of or against the Extension Amendment Proposal, if such Proposal is approved, the holder may, but is not required to, redeem all or a portion of her, his or its Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income, if any, divided by the number of then outstanding Public Shares. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our Public Shares would cause the Company to exceed the Redemption Limitation. By eliminating the Redemption Limitation, we make it more likely that we will proceed with the Extension and have the opportunity to consummate a business combination. If holders of Public Shares do not elect to redeem their Public Shares, such holders will retain redemption rights in connection with any future initial business combination we may propose. Assuming the Extension Amendment Proposal is approved, we will have until the Extended Date to consummate our initial business combination.
Our board recommends that you vote in favor of the Redemption Limitation Amendment Proposal.
Q:
Why is the Company proposing the Letter Agreement Amendment Proposal?

A:
The Company is proposing the Letter Agreement Amendment Proposal to approve the amendment of the Letter Agreement (the “Letter Agreement Amendment”) by the Company, the Sponsor and the Company’s directors and officers. The Letter Agreement Amendment will modify the vesting requirements for the 25% of the Founder Shares held by the Sponsor at the closing of an initial business combination that were to be considered newly unvested shares, which would then only vest if the Share Price Level (as defined in the Letter Agreement) is achieved after 120 days after the initial business combination but before the fifth anniversary of the initial business combination, which differs from the terms of the existing Letter Agreement.

Q:
Why should I vote “FOR” the Letter Agreement Amendment Proposal?

A:
Our board believes it is in the best interests of the Company and its shareholders to amend the Letter Agreement as provided herein to provide an incentive for the Sponsor to fund additional working capital to the Company, when necessary, as a result of the Extension. The Sponsor has indicated that it will not contribute additional capital to the Company without the modification of the vesting provision related to a portion of the Founder Shares.

Our board recommends that you vote in favor of approving the amendment of the Letter Agreement Amendment Proposal.
Q:
Why should I vote “FOR” the Adjournment Proposal?

A:
If the Adjournment Proposal is not approved by our shareholders, our board may not be able an ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals.

If presented, our board recommends that you vote in favor of the Adjournment Proposal.
Q:
When would the board abandon the Extension Amendment Proposal?

A:
Unless the Redemption Limitation Amendment Proposal is approved, we are not permitted to redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001. We will not proceed with the Extension if (i) redemptions of our Public Shares in connection with the vote on the Extension Amendment Proposal would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and (ii) the Redemption Limitation Amendment Proposal is not approved.

Q:
How do the Company insiders intend to vote their shares?

A:
Our Sponsor owns 7,546,667 Founder Shares, representing 24.6% of our issued and outstanding Ordinary Shares. Certain of our directors and advisors collectively own 120,000 Founder Shares.

The Founder Shares carry voting rights in connection with each of the Proposals, and we have been informed by our Sponsor, directors and executive officers that they intend to vote in favor of each of the Proposals.
In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase Public Shares in privately negotiated transactions or in the open market either prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase Public Shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of each of the Proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the Proposals are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Proposals and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of each of the Proposals.
Q:
What vote is required to approve the Proposals presented at the Extraordinary General Meeting?

A:
The approval of the Extension Amendment Proposal, the Conversion Amendment Proposal and the Redemption Limitation Amendment Proposal each require a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting.

Approval of the Letter Agreement Amendment Proposal and the Adjournment Proposal each require an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting.
Approval of the Director Election Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Founder Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting.
Q:
What if I do not want to vote “FOR” the Proposals?

A:
If you do not want a Proposal to be approved, you must vote “AGAINST” the Proposal.

If the Extension Amendment Proposal is approved and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Proposals.
An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the vote on the Extension Amendment Proposal, the Conversion Amendment Proposal, the Redemption Limitation Amendment Proposal, the Letter Agreement Amendment Proposal, the Director Election Proposal or the Adjournment Proposal.
Q:
What happens if the Extension Amendment Proposal is not approved or the Extension is not implemented?

A:
If the Extension Amendment Proposal is not approved or the Extension is not implemented and we do not consummate our initial business combination by January 17, 2024, unless our Sponsor makes a contribution to the Trust Account in accordance with the Articles (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.
There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Founder Shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our Founder Shares.
Q:
What happens if Redemption Limitation Amendment Proposal is not approved?

A:
If the Extension Amendment Proposal is approved but the Redemption Limitation Amendment Proposal is not approved, we will not redeem Public Shares in an amount that would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension and we will not redeem any Public Shares in connection with the Extension Amendment Proposal, and the Public Shareholders will retain their shares and redemption rights.

Q:
What happens if Conversion Amendment Proposal is not approved?

A:
The approval of the Conversion Amendment Proposal is not a condition to the adoption of the Extension Proposal or the Adjournment Proposal. If the Conversion Amendment Proposal is not approved, the Board may decide to abandon the Conversion Amendment Proposal. The Company believes that the failure to approve the Conversion Amendment Proposal may reduce its flexibility to maintain the listing of its Class A ordinary shares on the NASDAQ.

Q:
What happens if the Letter Agreement Amendment Proposal is not approved?

A:
If the Letter Agreement Amendment Proposal is not approved, the Company will not enter into the Letter Agreement Amendment.

Q:
If the Extension Amendment Proposal is approved, what happens next?

A:
If the Extension Amendment Proposal is approved, we will continue our efforts to enter into and complete an initial business combination until the Extended Date.

Upon approval of the Charter Proposals by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective upon their approval at the Extraordinary General Meeting. We will remain a reporting company under the Exchange Act and our units, Public Shares and warrants will remain publicly traded.
If the Extension Amendment Proposal is approved, the board will be granted the authority to cease all operations of the Company and to wind up prior to the Extended Date if it determines, in its sole discretion, it would be in the best interests of the Company to do so.
If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of Ordinary Shares held by our Sponsor, our directors and our officers as a result of their ownership of the Founder Shares.
If the Extension Amendment Proposal is approved but we do not complete our initial business combination by the Extended Date, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.
There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Founder Shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our Founder Shares.
Notwithstanding the foregoing, we will not proceed with the Extension if redemptions of our Public Shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal unless the Redemption Limitation Amendment Proposal is also approved.
Q:
What happens to the Company warrants and rights if the Extension Amendment Proposal is not approved or the Extension is not implemented?

A:
If the Extension Amendment Proposal is not approved or the Extension is not implemented and we have not consummated a business combination by January 17, 2024, unless our Sponsor makes a contribution to the Trust Account in accordance with the Articles (which it has indicated it does not expect to do), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per- share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Founder Shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our Founder Shares.
Q:
What happens to the Company warrants and rights if the Extension Amendment Proposal is approved?

A:
If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date. The Company’s warrants will remain outstanding and only become exercisable 30 days after the completion of an initial business combination, provided we have an effective registration statement under the Securities Act covering the issuance of the Ordinary Shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

The Company’s rights will remain outstanding and will entitle the holder thereof to receive one-tenth (1/10) of one Class A ordinary share upon the consummation of an initial business combination. If the Company is unable to complete an initial business combination by the Extended Date and the Company liquidates the funds held in the Trust Account, holders of rights will not receive any of such funds for their rights, and the rights will expire worthless. No fractional shares will be issued upon conversion of any rights.

Q:
How are the funds in the Trust Account currently being held?

A:
With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since our IPO, been held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we will, on or prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, instruct Continental Stock Transfer & Trust Company (our “transfer agent”), the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our Public Shareholders would receive upon any redemptions of Public Shares or liquidation of the Company.
Q:
If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:
Unless you elect to redeem your shares at this time as described in this Proxy Statement, you will be able to exercise redemption rights in respect of any future initial business combination subject to any limitations set forth in our Articles.

Q:
How do I change my vote?

A:
You may change your vote by sending a later-dated, signed proxy card to our Chief Executive Officer at Spring Valley Acquisition Corp. II, 2100 McKinney Ave., Suite 1675, Dallas, Texas 75201, so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting in person and voting (including by virtual means as provided below). You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Secretary prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
Any shareholder wishing to attend the virtual meeting should register for the meeting by January 3, 2024 (five business days prior to the date of the Extraordinary General Meeting). To register for the Extraordinary General Meeting, please follow these instructions as applicable to the nature of your ownership of Ordinary Shares:

•
If your shares are registered in your name with our Transfer Agent and you wish to attend the online- only Extraordinary General Meeting, go to https://www.cstproxy.com/svacii/2024, enter the control number included on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

•
Beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the virtual meeting and vote must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Continental will issue a control number and e-mail it back with the meeting information.

Q:
How are votes counted?

A:
Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal each require a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting. Approval of the Letter Agreement Amendment Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting. Approval of the Director Election Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Founder Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting.

Shareholders who attend the Extraordinary General Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Extraordinary General Meeting. The presence, in person or by proxy or by duly authorized representative, at the Extraordinary General Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting shall constitute a quorum for the Extraordinary General Meeting.
At the Extraordinary General Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Letter Agreement Amendment Proposal, the Director Election Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether each Proposal is approved, and the Ordinary Shares which are not voted at the Extraordinary General Meeting will have no effect on the outcome of such votes. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Letter Agreement Amendment Proposal, the Director Election Proposal or the Adjournment Proposal.
Q:
If my shares are held in “street name,” will my broker automatically vote them for me?

A:
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the Proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.
Q:
What is a quorum requirement?

A:
A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the voting power of all then outstanding Ordinary Shares are represented in person or by proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 15,333,334 Ordinary Shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the vote on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Letter Agreement Amendment Proposal, the Director Election Proposal or the Adjournment Proposal. Because all of the proposals to be voted on at the Extraordinary General Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so the Company does not expect there to be any broker non-votes at the Extraordinary General Meeting. In the absence of a quorum, the chairman of the meeting has the power to adjourn the Extraordinary General Meeting.
Q:
Who can vote at the Extraordinary General Meeting?

A:
Only holders of record of our Ordinary Shares at the close of business on November 30, 2023 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments thereof. On this record date, 30,666,667 Ordinary Shares (consisting of 23,000,000 Class A ordinary shares and 7,666,667 Class B ordinary shares) were outstanding and entitled to vote at the Extraordinary General Meeting.

Shareholder of Record:   Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, then you are a shareholder of record. As a shareholder of record, you may vote in person (including by virtual means) at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner:   Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q:
Who can vote on the Director Election Proposal?

A:
Pursuant to the Articles only holders of our Class B ordinary shares may vote to appoint a person to be a director of the Company prior to the closing of a business combination. Therefore, only holders of Class B ordinary shares, which consists of the Sponsor, David Buzby, Richard Thompson and Sharon Youngblood, are eligible to vote on the Director Election Proposal.

Q:
Does the board recommend voting for the Proposals?

A:
Yes. After careful consideration of the terms and conditions of the Proposals, our board has determined that the Proposals including, if presented, the Adjournment Proposal are in the best interests of the

Company and its shareholders. The board recommends that our shareholders vote “FOR” the Proposals including, if presented, the Adjournment Proposal.
Q:
What interests do the Company’s Sponsor, directors and officers have in the approval of the Proposals?

A:
Our Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, director or indirect ownership of our Founder Shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting — Interests of Our Sponsor, Directors and Officers.”

Q:
Do I have dissenters’ or appraisal rights if I object to the Proposals?

A:
No. There are no dissenters’ or appraisal rights available to our shareholders in connection with the Extension Amendment Proposal, the Conversion Amendment Proposal or the Redemption Limitation Amendment Proposal.

Q:
What do I need to do now?

A:
We urge you to carefully read and consider the information contained in this Proxy Statement, including the Annexes hereto, and to consider how the Proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q:
How do I vote?

A:
If you are a holder of record of our Ordinary Shares, you may vote in person (including by virtual means as provided herein) at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting.

Whether or not you plan to attend the Extraordinary General Meeting in person (including by virtual means), we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre- addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy.
If your Ordinary Shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.
Q:
How do I redeem my Public Shares?

A:
Each of our Public Shareholders may submit an Election that, if the Extension is implemented, such Public Shareholder elects to redeem all or a portion of its Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay its franchise and income taxes, divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Extended Date.

In order to tender your Public Shares (and/or deliver your share certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender your share certificates to our transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, or to tender your Public Shares (and/or deliver your share certificate(s) (if any) and other redemption forms)

to the transfer agent electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/ Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your Public Shares in the manner described above prior to 5:00 p.m. Eastern Time on January 8, 2024 (two business days prior to the date of the Extraordinary General Meeting).
Q:
How do I withdraw my election to redeem my Public Shares?

A:
If you tendered your Public Shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of Public Shares, may not be withdrawn once submitted to us unless our board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:
Who is paying for this proxy solicitation?

A:
We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow Sodali a fee of $17,500. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:
Who can help answer my questions?

A:
If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Samford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: SVII.info@investor.morrowsodali.com
If you have questions regarding the certification of your position or tendering your Public Shares (and/or delivering your share certificate(s) (if any) and other redemption forms), please contact:
Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York, New York 10004
Attention: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com
You may also obtain additional information about us from documents we file with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 29, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension will enable us to complete an initial business combination.
Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of the initial business combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the initial business combination. Even if the Extension or the initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete the initial business combination.
If we are deemed to be an investment company under the Investment Company Act of 1940 (the “Investment Company Act”), our activities may be restricted, including:

•
restrictions on the nature of our investments; and

•
restrictions on the issuance of securities, each of which may make it difficult for us to complete the initial business combination.

In addition, we may have imposed upon us burdensome requirements, including:

•
registration as an investment company with the SEC;

•
adoption of a specific form of corporate structure; and

•
reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis.
We do not believe that our principal activities and the business combination will subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company

Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the trust agreement, Continental Stock Transfer & Trust Company (the “Trustee”) is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. An investment in our securities is not intended for persons who are seeking a return on investments in government securities or investment securities. The Trust Account is intended as a holding place for funds pending the earliest to occur of either: (i) the completion of our initial business combination; (ii) the redemption of any Class A ordinary shares properly tendered in connection with a shareholder vote to amend the Articles (a) to modify the substance or timing of our obligation to provide holders of our Class A ordinary shares the right to have their shares redeemed in connection with our initial business combination or to redeem 100% of our Class A ordinary shares if we do not complete our initial business combination by January 17, 2024 (assuming the Sponsor deposits the required amount into the Trust Account for each additional extension date and unless shareholders approve one or more further additional extensions) or (b) with respect to any other provision relating to the rights of holders of our Class A ordinary shares; or (iii) absent an initial business combination by January 17, 2024 (assuming the Sponsor deposits the required amount into the Trust Account for each additional extension date and unless shareholders approve one or more further additional extensions), our return of the funds held in the Trust Account to the Public Shareholders as part of our redemption of the Class A ordinary shares. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete a business combination. If we are unable to complete the business combination, the Public Shareholders may only receive their pro rata portion of the funds in the Trust Account that are available for distribution to the Public Shareholders, and our warrants will expire worthless.
If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, on or shortly prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we will liquidate securities held in the Trust Account and instead hold all funds in the Trust Account in cash. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount that our Public Shareholders would receive upon any redemption or liquidation of the Company if the assets in the Trust Account had remained in U.S. government securities or money market funds.
On March 30, 2022, the SEC issued proposals (the “SPAC Rule Proposals”), relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a SPAC to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement relating to the SPAC’s initial public offering. Such SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement relating to its initial public offering.
There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of the registration statement relating to its initial public offering or that does not consummate its initial business combination within 24 months after such date. We cannot be sure as to whether we will be able to enter into a definitive business combination agreement within 18 months after the effective date of the registration statement relating to our IPO, or whether we will be able to consummate our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. Furthermore, if the Extension Amendment Proposal is approved, the Company would have until October 17, 2025 to consummate an initial business combination, which is a total of up to 36 months from the consummation of the Company’s IPO to complete an initial business combination. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants and rights would expire worthless.
The funds in the Trust Account have, since our IPO, been held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we will, on or shortly prior to the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, instruct our transfer agent, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (i.e., in one or more bank accounts) until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our Public Shareholders would receive upon any redemption or liquidation of the Company.
In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. If we are required to liquidate, our shareholders will miss the opportunity to benefit from an investment in a target company and the potential appreciation in value of such investment through a business combination. Additionally, if we are required to liquidate, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. The risk of being deemed subject to the Investment Company Act may increase the longer we hold securities, and also may increase to the extent the funds in the Trust Account are not held in cash (which may include an interest-bearing demand deposit account at a national bank).
In the event the Extension Amendment Proposal is approved and effected, the ability of our Public Shareholders to exercise redemption rights with respect to a large number of our Ordinary Shares may adversely affect the liquidity of our securities.
A Public Shareholder may request that the Company redeem all or a portion of such Public Shareholder’s Ordinary Shares for cash. The ability of our Public Shareholders to exercise such redemption rights with respect to a large number of our Ordinary Shares may adversely affect the liquidity of our Class A ordinary shares. As a result, you may be unable to sell your Class A ordinary shares even if the market price per share is higher than the per-share redemption price paid to holders of Public Shares who elect to redeem their Ordinary Shares.

BACKGROUND
We are a blank check company incorporated on January 19, 2021 as a Cayman Islands exempted company for the purpose of effecting an initial merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination with one or more businesses.
On October 17, 2022, we consummated the IPO of our units (the “units”), with each unit consisting of one Public Shares and one-half of one redeemable warrant. Simultaneously with the closing of the IPO, we completed the private sale of 13,350,000 private placement warrants, at a purchase price of $1.00 per private placement warrant, to our Sponsor generating gross proceeds to us of $13,350,000. The private placement warrants are identical to the warrants sold as part of the units in the IPO except that, so long as they are held by our Sponsor or its permitted transferees: (1) they will not be redeemable by us; (2) they (including the Class A ordinary shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by our Sponsor until 30 days after the completion of our initial business combination; (3) they may be exercised by the holders on a cashless basis; and they (including the Ordinary Shares issuable upon exercise of these warrants) are entitled to registration rights.
Following the closing of the IPO and full exercise of the over-allotment, a total of $235,750,000, from the net proceeds of the sale of the units in the IPO and the private placement warrants was placed in the Trust Account. The proceeds held in the Trust Account may be invested by the trustee only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act of 1940, as determined by the Company. As of December 1, 2023, funds held in the Trust Account totaled approximately $248,147,850, and were held in a money market fund invested in U.S. treasury bills.
Our Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, direct or indirect ownership of Founder Shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting — Interests of Our Sponsor, Directors and Officers.”
On the record date of the Extraordinary General Meeting, there were 30,666,667 Ordinary Shares outstanding, of which 23,000,000 were Class A ordinary shares and 7,666,667 were Class B ordinary shares. The Class B ordinary shares carry voting rights in connection with the Proposals, and we have been informed by our Sponsor and directors and advisors that hold Founder Shares that they intend to collectively vote all 7,666,667 Founder Shares in favor of each of the Proposals.
Our principal executive offices are located at 2100 McKinney Ave., Suite 1675, Dallas, Texas 75201 and our telephone number is (214) 308 5230.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL
We are proposing to amend our Articles to extend the date by which we have to complete a business combination to the Extended Date.
If the Extension Amendment Proposal is not approved and we do not complete our initial business combination by January 17, 2024, unless our Sponsor makes a contribution to the Trust Account in accordance with the Articles (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.
There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B ordinary shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our Class B ordinary shares.
The purpose of the Extension Amendment is to allow us more time to enter into and complete an initial business combination, which our board believes is in the best interest of our shareholders and the Company. The Articles currently provides that we have until January 17, 2024 to complete our initial business combination. Our board currently believes that it is improbable that we will be able to negotiate and complete our initial business combination before January 17, 2024 and our Sponsor has indicated that it does not intend to fund the deposit required under the current Articles to extend the date by which we must complete a business combination. In order for us to consider, negotiate and enter into a definitive agreement relating to a business combination, for our shareholders to be able to evaluate the potential business combination and for us to be able to complete such business combination, we will need to obtain the Extension in order to extend the date by which we must (1) consummate our initial business combination, (2) cease our operations except for the purpose of winding up if we fail to consummate such business combination, and (3) redeem all the Public Shares, from January 17, 2024 to the Extended Date.
Reasons for the Extension Amendment Proposal
Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our Public Shares if we do not complete our initial business combination before January 17, 2024, we will provide our Public Shareholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Corporation to pay its franchise and income taxes (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and then outstanding Public Shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.
The purpose of the Extension Amendment is to allow us more time to enter into and consummate a business combination. The Articles currently provides that we have until January 17, 2024 to complete our initial business combination. Our board has determined that it is in the best interests of the Company to seek an extension of such date and have our shareholders approve the Extension Amendment Proposal to allow for additional time to consider, negotiate and enter into a definitive agreement relating to our initial business combination, to hold a separate Extraordinary General Meeting to obtain the shareholder approvals required in connection with a business combination and to complete the closing of a business combination.

Without the Extension, if we are unable to complete a business combination on or before January 17, 2024, we would be precluded from completing our initial business combination and would be forced to liquidate.
If the Extension Amendment Proposal is Not Approved
If the Extension Amendment Proposal is not approved and we do not complete our initial business combination by January 17, 2024, unless our Sponsor makes a contribution to the Trust Account in accordance with the Articles (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.
There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Founder Shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.
If the Extension Amendment Proposal is Approved
If the Extension Amendment Proposal is approved, we will ensure that all filings required to be made with the Registrar of Companies of the Cayman Islands are made in connection with the Extension to extend the time the Company has to complete a business combination until the Extended Date. We will then continue to attempt to consummate a business combination until the Extended Date unless the board, in its sole discretion, determines that an earlier liquidation is in the best interests of the Company and our shareholders. We will remain a reporting company under the Exchange Act, and our units, Public Shares, rights and public warrants will remain publicly traded.
If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $248,147,850 that was in the Trust Account as of December 1, 2023. In such event, we may need to obtain additional funds to consummate our initial business combination, and there can be no assurance that such funds will be available on acceptable terms or at all.
If the Extension Amendment Proposal is not approved and we do not complete our initial business combination by January 17, 2024, unless our Sponsor makes a contribution to the Trust Account in accordance with the Articles (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law. There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B ordinary shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our Class B ordinary shares.
We cannot assure you that the per-share distribution from the Trust Account, if we liquidate, will not be less than $10.25 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Founder Shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.
Notwithstanding the foregoing, unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our Public Shares would cause the Company to exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.
Redemption Rights
Each of our Public Shareholders may submit an Election to, subject to the approval of the Extension Amendment Proposal, and the implementation of the Extension, redeem all or a portion of its, his or her Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Extended Date.
TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON JANUARY 8, 2024 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET 30TH FLOOR, NEW YORK, NEW YORK, 10004, ATTN: SPAC REDEMPTION TEAM, SPACREDEMPTIONS@CONTINENTALSTOCK.COM, OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), WHICH ELECTION WOULD LIKELY BE DETERMINED BASED ON THE MANNER IN WHICH YOU HOLD YOUR SHARES. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED IN THIS PROXY STATEMENT.
Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not such shareholder is a record holder or its, his or her shares are held in “street name,” by contacting our transfer agent or the shareholder’s broker and requesting delivery of its, his or her shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Our transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from our transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decisions than those shareholders that tender their shares through the DWAC system.
Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a Public Shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you tender your Public Shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of Public Shares, may not be withdrawn once submitted to us unless our board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). In the event that a Public Shareholder tenders shares and the Extension Amendment Proposal is not approved, such shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. Our transfer agent will hold any share certificates of Public Shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.
If properly demanded, we will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares. Based upon the amount in the Trust Account as of December 1, 2023, which was approximately $248,147,850, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $10.79 at the time of the Extraordinary General Meeting. The closing price of the Public Shares on NASDAQ on December 1, 2023 the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.79. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.
If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your Public Shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to our transfer agent prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting. We anticipate that a Public Shareholder who tenders Public Shares (and/or deliver share certificate(s) (if any) and other redemption forms) for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.
The Board’s Recommendation for the Extension Amendment Proposal
As discussed below, after careful consideration of all relevant factors, our board has determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders. Our board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such Proposal.
Our Articles provide that we have until January 17, 2024 to complete our initial business combination under its terms. Our Articles further provides that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our Public Shares if we do not complete our initial business combination before January 17, 2024, we will provide our Public Shareholders with the opportunity to redeem all or a portion of their Ordinary Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes, divided by the number of then outstanding Public Shares. Our board believes that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.
We believe that it is in the best interests of our shareholders to extend the date that we have to complete a business combination to the Extended Date in order to allow us to enter into an initial business combination, our shareholders to then evaluate the initial business combination and for us to be able to potentially complete the initial business combination.
After careful consideration of all relevant factors, our board determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting.
If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, as a matter of Cayman Islands law, will not constitute votes cast at the Extraordinary General Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.
Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as a special resolution that:
a)
the first sentence of Article 49.7 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new first sentence of Article 49.7:

“In the event that the Company does not consummate a Business Combination within 36 months from the closing of the IPO, or such later time as its board of Directors may approve in accordance with the Articles, the Company shall:”
b)
Article 49.8 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8:

“[Reserved.]”
c)
Article 49.9(a) of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.9(a):

“to modify the substance or timing of the Company’s obligation to: (i) allow redemptions of the Public Shares in connection with a Business Combination; or (ii) redeem 100 per cent of the Public Shares if the Company has not completed a Business Combination within 36 months from the closing of the IPO, or such earlier date as the board of Directors may approve in accordance with the Articles; or”
Recommendation of the Board
Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal.

PROPOSAL NO. 2 — THE CONVERSION AMENDMENT PROPOSAL
We are proposing to amend the Articles to consider and vote upon a proposal by the following special resolution to amend the Articles to change certain provisions which restrict the Class B ordinary shares of the Company.
Reasons for the Conversion Amendment Proposal
Our board believes the opportunity to complete a business combination is in the best interests of the Company and its shareholders. The purpose of the Conversion Amendment Proposal is to remove restrictions contained in the charter in order to permit the Class B ordinary shares to convert into Class A ordinary shares prior to the closing of the Company’s initial business combination, thereby providing holders of the Class B ordinary shares with the flexibility to assist the Company in meeting applicable exchange listing requirements of its Class A ordinary shares if necessary or desirable in consummation of the Company’s initial business combination.
If the Conversion Amendment Proposal is Not Approved
The approval of the Conversion Amendment Proposal is not a condition to the adoption of the Extension Proposal or the Adjournment Proposal. If the Conversion Amendment Proposal is not approved, the Board may decide to abandon the Conversion Amendment Proposal. The Company believes that the failure to approve the Conversion Amendment Proposal may reduce its flexibility to maintain the listing of its Class A ordinary shares on the NASDAQ.
If the Conversion Amendment Proposal is Approved
If the Conversion Amendment Proposal is approved by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective upon their approval at the Extraordinary General Meeting and the holders of Class B ordinary shares will be able to convert their Class B ordinary shares into Class A ordinary shares on a one-for-one basis at any time and from time to time prior to the closing of the Company’s initial business combination.
Further, if the Conversion Amendment Proposal is approved, the Sponsor has agreed to convert certain of its Class B ordinary shares as may be necessary or advisable in order to satisfy applicable exchange listing requirements into Class A ordinary shares, on a one-for-one basis, in accordance with the Articles, upon the implementation of the Conversion Amendment. The Class B Ordinary Share Conversion would be effected prior to the redemption of any Class A ordinary shares in connection with the implementation of the amendments of the Charter Proposals. Notwithstanding the Class B Ordinary Share Conversion the Sponsor will be not entitled to receive any funds held in the Trust Account with respect to any Class A ordinary shares issued to the Sponsor as a result of the Class B Ordinary Share Conversion and no additional amounts will be deposited into the Trust Account in respect of shares of Class A ordinary shares held by the Sponsor in connection with the Extension to the Extended Date pursuant to the Extension Amendment.
Redemption Rights
If the Conversion Amendment Proposal is approved, and the Conversion Amendment becomes effective, each Public Shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes we anticipate will be owed, but have not yet been paid, calculated as of two business days prior to the meeting. Holders of Public Shares do not need to vote on the Conversion Amendment Proposal or be a holder of record on the Record Date to exercise redemption rights.
If the Conversion Amendment Proposal is approved, the Company will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any Public Shares redeemed by holders in connection with the Conversion Amendment Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date.

Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date, if the Extension Proposal is approved and the Extension Amendment becomes effective.
Further, if the Conversion Amendment Proposal is approved, and the Conversion Amendment becomes effective, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the Trust Account if the Conversion Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $ that was in the Trust Account as of . However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Conversion Amendment Proposal (after taking into account the redemption of Public Shares).
The requirement for physical or electronic delivery prior to the vote at the General Meeting ensures that a redeeming holder’s election is irrevocable once the Conversion Amendment Proposal is approved. In furtherance of such irrevocable election, Shareholders making the election will not be able to tender their shares after the vote at the General Meeting. The per-share pro rata portion of the Trust Account as of after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the General Meeting) was approximately $          per Public Share. If the Conversion Amendment Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the Articles promptly following the meeting as described elsewhere herein. Please refer to “Proposal No. 1 — The Extension Amendment Proposal — Redemption Rights” for more information on the redemption process.
The Board’s Recommendation for the Conversion Amendment Proposal
As discussed below, after careful consideration of all relevant factors, our board has determined that the Conversion Amendment Proposal is in the best interests of the Company and its shareholders. Our board has approved and declared advisable adoption of the Conversion Amendment Proposal and recommends that you vote “FOR” such Proposal.
Our Articles currently include restrictions on the conversion of Class B ordinary shares to Class A ordinary shares prior to the closing of the Company’s initial business combination. However, our board believes the opportunity to complete a business combination is in the best interests of the Company and its shareholders and by amending the parameters for conversion, we make it more likely that we will proceed with the Extension and have the opportunity to complete a business combination.
After careful consideration of all relevant factors, our board determined that the Conversion Amendment is in the best interests of the Company and its shareholders.
Vote Required for Approval
The approval of the Conversion Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting.
If you do not want the Conversion Amendment Proposal to be approved, you must vote “AGAINST” the proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, as a matter of Cayman Islands law, will not constitute votes cast at the Extraordinary General Meeting and therefore will have no effect on the approval of the Conversion Amendment Proposal.
Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as a special resolution, that:

a)
Article 49.11 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and be replaced with the following new Article 49.11:

“Except in connection with the conversion of Class B Shares into Class A Shares pursuant to Article 17 where the holders of such Shares have waived any right to receive funds from the Trust Fund, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to: (a) receive funds from the Trust Account; or (b) vote as a class with Public Shares: (i) on any Business Combination; and (ii) to approve an amendment to the Articles to (x) extend the time to consummate a Business Combination beyond 36 months from the consummation of the IPO, or (y) amend this Article 49.11(b)(ii).”

b)
Article 29.1 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and be replaced with the following new Article 29.1:

“Prior to the date on which all Class B Shares have been converted into Class A Shares, the Company may by Ordinary Resolution of the holders of the Class B Shares appoint any person to be a Director or may by Ordinary Resolution of the holders of the Class B Shares remove any Director. For the avoidance of doubt, prior to the date on which all Class B Shares have been converted into Class A Shares, holders of Class A Shares shall have no right to vote on the appointment or removal of any Director.”
Recommendation of the Board
Our board unanimously recommends that our shareholders vote “FOR” the approval of the Conversion Amendment Proposal.

PROPOSAL NO. 3 — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL
We are proposing to amend the Articles to eliminate from the Articles the Redemption Limitation in order to allow the Company to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.
Reasons for the Redemption Limitation Amendment Proposal
Our board believes the opportunity to complete a business combination is in the best interests of the Company and its shareholders. The purpose of such limitation was initially to ensure that, in connection with the Company’s initial business combination, the Company would continue, as we have since our IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with the NTA Rule. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and we believe that we may rely on another exclusion, which relates to the Company being listed on NASDAQ (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company believes that the Redemption Limitation is not needed and intends to rely on the Exchange Rule to not be deemed a penny stock issuer.
If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the completion of a business combination, the Articles would prevent the Company from being able to complete the business combination even if all other conditions to closing are met.
If the Redemption Limitation Amendment Proposal is Not Approved
If the Redemption Limitation Amendment Proposal is not approved, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved, and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.
If the Redemption Limitation Amendment Proposal is Approved
If the Redemption Limitation Amendment Proposal is approved by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective upon their approval at the Extraordinary General Meeting.
The Board’s Recommendation for the Redemption Limitation Amendment Proposal
As discussed below, after careful consideration of all relevant factors, our board has determined that the Redemption Limitation Amendment Proposal is in the best interests of the Company and its shareholders. Our board has approved and declared advisable adoption of the Redemption Limitation Amendment Proposal and recommends that you vote “FOR” such Proposal.
Our Articles currently includes a Redemption Limitation that limits the Company’s ability to consummate an initial Business Combination, or to redeem Ordinary Shares in connection with an initial Business Combination that does not allow the Company to redeem Public Shares to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act (or any successor rule)) of less than $5,000,001. Our board has determined that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. However, the Public Shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange.
Our board believes the opportunity to complete a business combination is in the best interests of the Company and its shareholders.
Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our Public Shares would cause the Company to exceed the Redemption

Limitation. By eliminating the Redemption Limitation, we make it more likely that we will proceed with the Extension and have the opportunity to complete a business combination.
After careful consideration of all relevant factors, our board determined that the Redemption Limitation Amendment is in the best interests of the Company and its shareholders.
Vote Required for Approval
The approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting.
If you do not want the Redemption Limitation Amendment Proposal to be approved, you must vote “AGAINST” the proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, as a matter of Cayman Islands law, will not constitute votes cast at the Extraordinary General Meeting and therefore will have no effect on the approval of the Redemption Limitation Amendment Proposal.
Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as a special resolution that:
a)
Article 49.2(b) of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and be replaced with the following new Article 49.2(b):

“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”
b)
the below final sentence of Article 49.5 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety:

“The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).”
c)
the below final sentence of Article 49.9 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety:

“The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”
Recommendation of the Board
Our board unanimously recommends that our shareholders vote “FOR” the approval of the Redemption Limitation Amendment Proposal.

PROPOSAL NO. 4 — THE LETTER AGREEMENT AMENDMENT PROPOSAL
Background and Overview
In connection with the IPO, the Company issued an aggregate of 7,666,667 Founder Shares, including 7,546,667 Founder Shares to the Sponsor and 120,000 Founder Shares to certain directors on the board. On October 12, 2022, in connection with the issuance of the Founder Shares, the Company, the Sponsor and the Company’s directors and officers entered into the Letter Agreement.
The Company is proposing the Letter Agreement Amendment Proposal as an ordinary resolution to approve the amendment of the Letter Agreement, in the form set forth on Annex B, by the Company, the Sponsor and the Company’s directors and officers. The Letter Agreement Amendment will modify the vesting requirements for the 25% of the Founder Shares held by the Sponsor at the closing of an initial business combination that were to be considered newly unvested shares, which would then only vest if the Share Price Level (as defined in the Letter Agreement) is achieved after 120 days after the initial business combination but before the fifth anniversary of the initial business combination, which differs from the terms of the existing Letter Agreement.
Reasons for the Letter Agreement Amendment Proposal
The Company is seeking to amend the Letter Agreement to provide an incentive for the Sponsor to fund additional working capital to the Company, when necessary, as a result of the Extension. The Sponsor has indicated that it will not contribute additional capital to the Company without the modification of the vesting provision related to a portion of the Founder Shares.
If the Letter Agreement Amendment Proposal is Not Approved
If the Letter Agreement Amendment Proposal is not approved, the Company will not enter into the Letter Agreement Amendment.
If the Letter Agreement Amendment Proposal is Approved
If the Letter Agreement Amendment Proposal is approved by the requisite number of votes, the amendment to the Letter Agreement set forth on Annex B hereto will become effective upon their approval at the Extraordinary General Meeting.
Resolution to be Voted Upon
The full text of the resolution to be proposed is as follows:
“RESOLVED, as an ordinary resolution, that the Company’s entry into the amendment agreement of that certain Letter Agreement, dated as of October 12, 2022 (the “Letter Agreement”), entered into by the Company, Spring Valley Acquisition Sponsor II, LLC (the “Sponsor”) and the Company’s directors and officers, to modify the vesting period for a portion of the Founder Shares (as defined herein) held by the Sponsor at the close of a business combination be confirmed, ratified and approved in all respects.”
Vote Required for Approval
The approval of the Letter Agreement Amendment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting.
If you do not want the Letter Agreement Amendment Proposal to be approved, you must vote “AGAINST” the proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, as a matter of Cayman Islands law, will not constitute votes cast at the Extraordinary General Meeting and therefore will have no effect on the approval of the Letter Agreement Amendment Proposal.

Recommendation of the Board
Our board unanimously recommends that our shareholders vote “FOR” the approval of the Letter Agreement Amendment Proposal.

PROPOSAL NO. 5 — THE DIRECTOR ELECTION PROPOSAL
Our board is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being appointed in each year. At the Extraordinary General Meeting, Richard Thompson and Sharon Youngblood, the Company’s Class I directors, whose terms are set to expire at the Company’s first annual general meeting, are nominated for appointment to the board to serve for the ensuing three-year period or until successors are qualified and appointed or their earlier resignation or removal. The biographies of Mr. Thompson and Dr. Youngblood are set forth below under the section entitled “Directors, Executive Officers and Corporate Governance — Directors Nominated for Election”.
Vote Required for Approval
Approval of the Director Election Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Founder Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting. Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Director Election Proposal.
Resolution to be Voted Upon
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as an ordinary resolution of the Class B Ordinary Shares, that Class I directors Richard Thompson and Sharon Youngblood be appointed to serve on the board of Directors, each for a three- year term expiring at the third succeeding annual general meeting after their appointment, or until their successors have been qualified and appointed.
Recommendation of the Board
Our board unanimously recommends that our shareholders vote “FOR” the approval of the Director Election Proposal.

PROPOSAL NO. 6 — THE ADJOURNMENT PROPOSAL
The Adjournment Proposal, if adopted, will allow our board an ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals presented at the Extraordinary General Meeting or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Proposals. In no event will our board adjourn the Extraordinary General Meeting for more than 30 days.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our board may not be able an ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.
Resolution to be Voted Upon
The full text of the resolution to be proposed is as follows:
“RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals presented at the Extraordinary General Meeting or (ii) if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the Proposals be confirmed, ratified and approved in all respects.”
Vote Required for Approval
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting.
If you do not want the Adjournment Proposal to be approved, you must vote “AGAINST” the proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, as a matter of Cayman Islands law, will not constitute votes cast at the Extraordinary General Meeting and therefore will have no effect on the approval of the Adjournment Proposal.
Recommendation of the Board
If presented, our board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR U.S. HOLDERS EXERCISING REDEMPTION RIGHTS
The following is a discussion of certain material U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that make an Election if the Extension is implemented. Because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share, one-half of one redeemable warrant and one right to receive one-tenth of one Class A ordinary share. As a result, the discussion below with respect to holders of Class A ordinary shares and warrants should also apply to holders of units (as the deemed owners of the underlying Class A ordinary shares and warrants that constitute the units). This discussion applies only to Class A ordinary shares and warrants that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:
•
the Sponsor or our directors and officers;

•
financial institutions or financial services entities;

•
broker-dealers;

•
taxpayers that are subject to the mark-to-market method of accounting;

•
tax-exempt entities, including an “individual retirement account” or “Roth IRA;”

•
S corporations;

•
entities classified as partnerships for U.S. federal income tax purposes, or other pass-through entities, and investors in such entities;

•
governments or agencies or instrumentalities thereof;

•
insurance companies;

•
regulated investment companies, real estate investment trusts or real estate mortgage investment conduits;

•
non-U.S. persons or entities, expatriates and former long-term residents of the United States;

•
persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•
persons that acquired Class A ordinary shares pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

•
persons that hold Class A ordinary shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

•
persons whose functional currency is not the U.S. dollar.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion is general in nature and does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local taxation or non-U.S. taxation.
We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Class A ordinary shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partner and the partnership. Partnerships holding any Class A ordinary shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an Election to them.
THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY, IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH AN ELECTION, AND IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
As used herein, a “U.S. Holder” is a beneficial owner of Class A ordinary shares who or that is, for U.S. federal income tax purposes:
1.
an individual citizen or resident of the United States,

2.
a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

3.
an estate whose income is subject to U.S. federal income tax regardless of its source, or

4.
a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has in effect under applicable U.S. Treasury regulations a valid election to be treated as a U.S. person.

Redemption of Class A Ordinary Shares
In addition to the passive foreign investment company (“PFIC”) considerations discussed below under “— PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s Class A ordinary shares pursuant to an Election will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.
If the redemption qualifies as a sale of Class A ordinary shares, a U.S. Holder will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares.” If the redemption does not qualify as a sale of Class A ordinary shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— Taxation of Distributions.”
The redemption of Class A ordinary shares will generally qualify as a sale of the Class A ordinary shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.
For purposes of such tests, a U.S. Holder takes into account not only Class A ordinary shares actually owned by such U.S. Holder, but also Class A ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to Class A ordinary shares owned directly, Class A ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any Class A ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of Class A ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption, and such U.S. Holder immediately after the redemption actually and constructively owns less than 50% of the total combined voting power of the entity. Prior to an initial business combination, the Class A ordinary shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the Class A ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the Class A ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of Class A ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other Class A ordinary shares. The redemption of Class A ordinary shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests are satisfied, then the redemption of Class A ordinary shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section entitled “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Class A ordinary shares will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.
U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.
Taxation of Distributions
Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Class A ordinary shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations.
With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) Class A ordinary shares are readily tradable on an established securities market in the United States or (ii) Class A ordinary shares are eligible for the benefits of an applicable income tax treaty, in each case, provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe it is likely that we were a PFIC for our prior taxable year ending December 31, 2022, it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the Class A ordinary shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to Class A ordinary shares.
Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A ordinary shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A ordinary shares and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares.”

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares
Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Class A ordinary shares is treated as a sale, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Class A ordinary shares redeemed.
Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the Class A ordinary shares exceeds one year. However, it is unclear whether the redemption rights with respect to the Class A ordinary shares described in this proxy statement may prevent the holding period of the Class A ordinary shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Class A ordinary shares (Class A ordinary shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.
PFIC Considerations
A foreign corporation will be a PFIC for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year, ordinarily determined based on fair market value and averaged quarterly over the year, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.
We believe it is likely that we were a PFIC for our prior taxable year ending December 31, 2022 and will be a PFIC for our current taxable year ending December 31, 2023. Because the facts on which any determination of PFIC status are based may not be known until the close of our current taxable year, there can be no assurances with respect to our PFIC status for such year. Even if we are not a PFIC for our current taxable year, a determination that we were a PFIC for any prior taxable year will continue to apply to any U.S. Holders who held our securities during such prior taxable years, absent certain elections described below. Further, we believe it is likely that we will be a PFIC for our taxable year beginning January 1, 2024, unless a business combination is completed prior to the end of such year, subject to the timing and structure of such business combination.
If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in a U.S. Holder’s holding period for Class A ordinary shares and the U.S. Holder did not make a timely and effective “qualified electing fund” election for each of our taxable years as a PFIC in which the U.S. Holder held (or was deemed to hold) Class A ordinary shares (a “QEF Election”), a QEF Election along with a purging election, or a “mark-to-market” election, then such U.S. Holder will generally be subject to special and adverse rules (the “Default PFIC Regime”) with respect to:

•
any gain recognized by the U.S. Holder on the sale or other disposition of its Class A ordinary shares; and

•
any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its Class A ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such Class A ordinary shares).

•
Under the Default PFIC Regime:

•
the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Class A ordinary shares;

•
the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

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the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder without regard to such U.S. Holder’s other items of income and loss for such taxable year; and

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an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF CLASS A ORDINARY SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.
Backup Withholding
Proceeds from the redemption of Class A ordinary shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding generally will apply to proceeds received from the exercise of redemption rights for a non-corporate U.S. Holder that:
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fails to provide an accurate taxpayer identification number;

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is notified by the IRS regarding a failure to report all interest or dividends required to be shown on their federal income tax returns; or

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in certain circumstances, fails to comply with applicable certification requirements.

Any amount withheld under these rules will be creditable against the U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability so long as the required information is timely furnished to the IRS and other applicable requirements are met.
AS PREVIOUSLY NOTED ABOVE, THE FOREGOING DISCUSSION OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY SHAREHOLDER. WE ONCE AGAIN URGE YOU TO CONSULT WITH YOUR OWN TAX ADVISER TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU (INCLUDING THE APPLICATION AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX LAWS) OF THE RECEIPT OF CASH IN EXCHANGE FOR CLASS A ORDINARY SHARES IN CONNECTION WITH THE EXTENSION AMENDMENT PROPOSAL AND ANY REDEMPTION OF CLASS A ORDINARY SHARES.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
Officers and Directors
Name	Age	Position
Christopher Sorrells	55	Chief Executive Officer and Chairman
Robert Kaplan	50	Chief Financial Officer and Vice President of Business Development
David Buzby	63	Director
Richard Thompson	74	Director
David Levinson	52	Director
Kevin Pohler	33	Director
Sharon Youngblood	71	Director
Directors Nominated for Election
Richard Thompson has served as a board member since the effective date of the registration statement relating to our IPO. Mr. Thompson served as a member of the board of directors of Spring Valley I from its inception in November 2020 until the closing of the NuScale merger in May 2022. Mr. Thompson has over 35 years of international business experience in renewable energy, power electronics and semiconductors, including several billion- dollar public exits in the Sustainability industry. Currently, Mr. Thompson is a strategic adviser to Sumeru Equity Partners, a technology-focused private equity firm, in which he has served since 2014. From 2014 to 2016, he was Executive Chairman of AVI-SPL, an approximately $700 million privately held, global leader in video communications. From 2008 to October 2013, Mr. Thompson was President, Chief Executive Officer and a Director of Power-One, Inc. (formerly Nasdaq: PWER), a leading provider of renewable energy and power conversion solutions. During his tenure, he successfully led the company through restructuring to become one of the largest renewable energy inverter suppliers worldwide, generating over $1 billion in sales in 2012, along with its sale to ABB (NYSE: ABB) for over $1 billion in equity value. Prior to joining Power-One, Inc., Mr. Thompson was Chief Financial Officer of American Power Conversion Corporation (Nasdaq: APCC) from 2005 to 2007, which was acquired in March 2007 by a French competitor, Schneider Electric SA (Paris: SU.PA), in an auction for approximately $6 billion in enterprise value. From 1997 to 2005, Mr. Thompson was Chief Financial Officer of Artesyn Technologies (Nasdaq: ATSN) and was instrumental in creating one of the leading power component companies in the industry which was later sold to Emerson (NYSE: EMR) for $500 million. In addition to his role at Artesyn, he was also General Manager of Spider Software and led the company’s merger with Zytec Inc. that created a robust power component and computer board business. Mr. Thompson’s significant experience in the Sustainability industry in both private and public companies makes him well-qualified to serve as a member of our board.
Sharon Youngblood has served as a board member since the effective date of the registration statement relating to our IPO. Dr. Youngblood is a biologist with training in the fields of immunology and molecular genetics. She has served on the faculty of several institutions, and has been a consultant in the Biomedical applications in the semiconductor industry. Dr. Youngblood has held research associate positions at both the Howard Hughes Institute and the Molecular Cardiology department at University of Texas Southwestern. After completing almost 20 years in scientific research, she moved into non-profit work. She has served on five boards over the past 30 years with a focus on wildlife, conservation, sustainability and education. As a current board member of WWF, on which she has served since 2013, she currently serves on the conservation and development committees. WWF is a non-for-profit corporation whose mission is to conserve nature and reduce the most pressing threats to the diversity of life on Earth. In addition to wildlife conservation, the organization aims to create a sustainable, healthy, and productive environment for nature and humans to co- exist. In addition, she has served on the board of directors of the Dallas Zoological Society from 1991 to 1994 and Presbyterian Health Resources from 2005 to 2011. She has also served as a trustee at the Hockaday School from 2008 to 2014 and the St. Philips School from 2012 to 2018. After receiving a BS in biophysics from Southern University, she completed her PhD at MIT, followed by postdoctoral training at University of Texas Southwestern. Dr. Youngblood belongs to numerous organizations including the National Wildlife Federation, The Humane Society of the United States, ASPCA, WWF, The Sierra

Club, Ocean Conservancy and Nature Conservancy. Dr. Youngblood’s significant experience in the Sustainability industry in various academic and non-profit institutions makes her well-qualified to serve as a member of our board.
Continuing Directors and Officers
Christopher Sorrells serves as our Chief Executive Officer and as Chairman of our board. Mr. Sorrells served as the Chief Executive Officer and a director of Spring Valley Acquisition Corp. (“Spring Valley I”) from its inception in November 2020 until the closing of the NuScale merger in May 2022 at which time Mr. Sorrells began serving as a member of the board of directors of the post-closing company, NuScale Power Corporation. Mr. Sorrells also devotes a portion of his time sourcing sustainability-focused investments for Pearl’s private equity funds. Mr. Sorrells has been an investor, operator, advisor and board member in the Sustainability industry for over 20 years. Mr. Sorrells served as Lead Director and Chairman of the Compensation Committee for Renewable Energy Group, Inc. (Nasdaq: REGI) until the completion of its merger with Chevron Corporation for $3.1 billion in June 2022, having previously served as Vice Chairman of its board and led the $100 million financing in 2006 to create the company, ultimately witnessing revenues increase from approximately $85 million in 2008 to over $3.0 billion in 2021, via organic growth and an aggressive acquisition strategy. In addition, the stock price for REGI appreciated significantly following its initial public offering in January 2012 of $10 per share to the $61.50 acquisition price paid by Chevron. Previously, Mr. Sorrells served as a Managing Director and then as an Operating Partner of NGP ETP, an affiliate of Natural Gas Partners NGP, a leading energy private equity fund with $20 billion of assets under management, which he helped grow into one of the most successful Sustainability-focused private equity funds. Mr. Sorrells and/or his former firms including NGP ETP have invested in over 30 Sustainability platforms in a broad range of companies across the Sustainability industry, including Renewable Energy Group, Inc. (Nasdaq: REGI), Power-One, Inc. (formerly Nasdaq: PWER), Caminus Corporation (formerly Nasdaq: CAMZ), Waste Resource Management, Inc., TPI Composites, Inc. (Nasdaq: TPIC) and others. In addition to leading investments, Mr. Sorrells has held a number of board positions for numerous public and private firms, including ENGlobal Corporation (Nasdaq: ENG), groSolar (which was later sold to EDF Renewables Inc.), Community Energy (which was later sold to AES Corporation), GSE Systems, Inc. (Nasdaq: GVP) and Living Earth (which was later sold to Bain Capital Double Impact). As an operator, Mr. Sorrells has held a variety of senior executive leadership roles at Sustainability-focused companies including serving as Chief Operating Officer and Director of GSE Systems, Inc. Mr. Sorrells started his career in the energy, power and Sustainability industries as an investment banker at Salomon Smith Barney in 1996 and later at Banc of America Securities LLC where he created one of the first Sustainability-focused investment banking teams in 2000. Mr. Sorrells received his Master of Accounting from University of Southern California, an M.B.A. from The College of William and Mary and a B.A. from Washington and Lee University.
Robert Kaplan serves as our Chief Financial Officer and Vice President of Business Development. Mr. Kaplan served as the Vice President of Business Development of Spring Valley I from its inception in November 2020 until the closing of the NuScale merger in May 2022. Mr. Kaplan has over 20 years of investment banking experience in the Sustainability industry. Mr. Kaplan has been involved in over 60 transactions totaling approximately $6 billion in transaction value. Mr. Kaplan was most recently Managing Director of Clean Technologies / Renewables at Stifel. In this role, Mr. Kaplan was responsible for the firm’s capital markets and advisory services in various sustainability subsectors, including, clean energy, biofuels, energy storage, energy efficiency, mobility and environmental technologies. He joined Stifel in 2010 in connection with Stifel’s acquisition of TWP in 2010. Mr. Kaplan joined TWP in 2007 as a Vice President in the Technology investment banking group with a focus on sustainable technologies. Prior to joining TWP, Mr. Kaplan started his investment banking career at First Albany where he was a founding member of one of the first Sustainability-focused banking franchise on Wall Street. During his tenure at First Albany, he completed many of the industry’s first public offerings in various sustainability subsectors, such as solar, alternative fuels, mobility, fuel cells and the smart grid. Mr. Kaplan serves on the board of directors of TWO NIL, LLC. Mr. Kaplan received a B.S. in Finance from Lehigh University and an M.B.A. from the NYU Stern School of Business.
David Buzby has served as a board member since the effective date of the registration statement relating to our IPO. Mr. Buzby has over 30 years of business experience in sustainability, renewable energy, and technology, including forming several billion-dollar public companies in the Sustainability industry as well as raising $1.5 billion of co-investment from institutional investors over a period of 30 years. Currently, Mr. Buzby is chair of the board of directors of Stem, Inc. (NYSE: STEM), a leading energy storage/grid services company in North America, where he has served since 2010. Mr. Buzby is also on the board of directors of Climate Transition Capital (AEX: CTAI), a climate transition special purpose acquisition company that completed its initial public offering in June 2021 (“Climate”), and Leading Edge Equipment Technologies, Inc., a privately held company that develops solar wafers. In addition, he was an early investor and board member in Sunrun Inc. (NASDAQ: RUN) from 2008 through 2012, helping lead the company to complete its initial public offering in 2015, to attain a leading market share in residential solar in the United States in 2018 and to a current market capitalization of approximately $6.0 billion as of January 2022. Mr. Buzby was also a founding investor, Chairman and Chief Executive Officer, of SunEdison (NASDAQ: SUNE) helping create one of North America’s leading solar developers before selling the company to MEMC Electronic Materials, Inc. (NYSE: WFR) in 2009 for approximately $323 million including earn-out value. Mr. Buzby was also a founding investor and board member and chair of the audit committee of ValueClick (NASDAQ: VCLK) which conducted its initial public offering in 2000 and subsequently sold to Alliance Data Systems Corporation (NYSE: ADS) for approximately $2.3 billion in 2014. Mr. Buzby has held 12 board seats of both public and private companies and held various senior executive roles in numerous companies, including Chairman, Chief Executive Officer, Chief Operating Officer and Chief Financial Officer. Mr. Buzby received his M.B.A. from Harvard Business School and a B.A. from Middlebury College. We believe Mr. Buzby’s significant experience in the Sustainability industry in both private and public companies makes him well-qualified to serve as a member of our board.
David Levinson has served as a board member since the effective date of the registration statement relating to our IPO. Mr. Levinson is a Managing Director and Chief Operating Officer of Pearl, where he concentrates on transaction due diligence and execution, serves on Pearl portfolio company Boards and maintains Pearl’s compliance program. Prior to joining Pearl, Mr. Levinson worked in William J. Quinn’s family office starting in 2013 managing the office and his investment portfolio until forming Pearl in 2015. From 2003 to 2013, Mr. Levinson worked at GTx, Inc., a biotechnology company located in Memphis, Tennessee, in various positions before departing in 2013 as Director of Business Development, Licensing and Financial Analysis. While at GTx, Mr. Levinson was involved in all aspects of the transaction process, including deal sourcing, due diligence, financial analysis, term sheet negotiation and execution for numerous completed transactions. Mr. Levinson was also a part of the finance team where he created and implemented GTx’s budgeting and forecasting processes and worked on the company’s IPO in 2004 and subsequent follow-on offerings. In addition, while at GTx, he served on the disclosure control committee, was Secretary of the Audit Committee and served on the executive steering committee. From 1996-2000, Mr. Levinson previously gained valuable deal execution experience working as a corporate associate at Dechert LLP, a Philadelphia-based law firm. Mr. Levinson’s practice focused on mergers and acquisitions of both public and private companies, as well as public securities work. Mr. Levinson graduated summa cum laude and Phi Beta Kappa from the University of Pennsylvania, where he earned his B.A. in Economics in 1993. Mr. Levinson also earned his J.D. with honors from the University of Chicago in 1996 and earned his M.B.A. from the Fuqua School of Business at Duke University in 2002, where he was a Fuqua Scholar.
Kevin Pohler has served as a board member since the effective date of the registration statement relating to our IPO. Mr. Pohler is a Vice President of Pearl, where he concentrates on investment strategy and sourcing, transaction due diligence and execution, monitoring portfolio companies and investor relations. Prior to joining Pearl in 2015, Mr. Pohler was an Analyst at Goldman, Sachs & Co. Group in New York. Mr. Pohler received a B.A. in Economics with honors from Harvard College and an M.B.A. from the Stanford University Graduate School of Business.
Number and Terms of Office of Officers and Directors
Our board is divided into three classes, with only one class of directors being appointed in each year, and with each class (except for those directors appointed prior to our first annual general meeting) serving a three-year term. In accordance with the NASDAQ corporate governance requirements, we are not required to hold an annual meeting until one year after our first fiscal year end following our listing on NASDAQ. The term of office of the first class of directors, consisting of Mr. Thompson and Dr. Youngblood, are expiring at our first annual meeting of shareholders. The term of office of the second class of directors, consisting of Mr. Buzby and Mr. Pohler, will expire at our second annual meeting of shareholders. The term of office of the third class of directors, consisting of Mr. Sorrells and Mr. Levinson, will expire at our third annual meeting of shareholders.
Prior to the completion of an initial business combination, any vacancy on the board may be filled by a nominee chosen by holders of a majority of our founder shares. In addition, prior to the completion of an initial business combination, holders of a majority of our founder shares may remove a member of the board for any reason.
Pursuant to that certain Registration and Shareholder Rights Agreement entered into on the effective date of our IPO, our Sponsor, upon and following consummation of an initial business combination, will be entitled to nominate three individuals for appointment to our board, as long as the Sponsor holds any securities covered by the registration and shareholder rights agreement.
Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board is authorized to appoint persons to the offices set forth in our Articles as it deems appropriate. Our Articles provides that our officers may consist of one or more chairman of the board, chief executive officer, president, chief financial officer, vice presidents, secretary, treasurer and such other offices as may be determined by the board.
Director Independence
The NASDAQ listing standards require that a majority of our board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board has determined that Mr. Buzby, Mr. Thompson, Mr. Levinson and Dr. Youngblood are “independent directors” as defined in the NASDAQ listing standards. Our independent directors convene regularly scheduled meetings at which only independent directors are present.
Committees of the Board of Directors
Our board has three standing committees: an audit committee, a nominating committee and a compensation committee. Subject to phase-in rules and a limited exception, the rules of NASDAQ and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors. Subject to phase-in rules and a limited exception, the rules of NASDAQ require that the compensation committee and the nominating committee of a listed company be comprised solely of independent directors.
Audit Committee
Mr. Buzby, Mr. Thompson and Dr. Youngblood serve as members of our audit committee. Our board has determined that each of Mr. Buzby, Mr. Thompson and Dr. Youngblood are independent under the NASDAQ listing standards and applicable SEC rules. Mr. Thompson serves as the Chairman of the audit committee. Under the NASDAQ listing standards and applicable SEC rules, all the directors on the audit committee must be independent. Each member of the audit committee is financially literate and our board has determined that Mr. Thompson qualifies as an “audit committee financial expert” as defined in applicable SEC rules.
The audit committee is responsible for:
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meeting with our independent registered public accounting firm regarding, among other issues, audits, and adequacy of our accounting and control systems;

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monitoring the independence of the independent registered public accounting firm;

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verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

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inquiring and discussing with management our compliance with applicable laws and regulations;

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pre-approving all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed;

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appointing or replacing the independent registered public accounting firm;

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determining the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

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establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

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reviewing and approving all payments made to our existing shareholders, executive officers or directors and their respective affiliates. Any payments made to members of our audit committee are reviewed and approved by our board, with the interested director or directors abstaining from such review and approval.

Nominating Committee
We have established a nominating committee of our board. The members of our nominating committee are Mr. Buzby, Mr. Thompson and Dr. Youngblood, and Mr. Buzby serves as chairman of the nominating committee. Under the NASDAQ listing standards, we are required to have a nominating committee composed entirely of independent directors. Our board has determined that each of Mr. Buzby, Mr. Thompson and Dr. Youngblood are independent.
The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board. The nominating committee considers persons identified by its members, management, shareholders, investment bankers and others.
Guidelines for Selecting Director Nominees
The guidelines for selecting nominees is specified in the applicable charter for the relevant committee. Such charters generally provide that persons to be nominated:
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should have demonstrated notable or significant achievements in business, education or public service;

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should possess the requisite intelligence, education and experience to make a significant contribution to the board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

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should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

The nominating committee considers a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by shareholders and other persons.
Compensation Committee
We have established a compensation committee of our board. The members of our compensation committee are Mr. Buzby, Mr. Thompson and Dr. Youngblood, and Dr. Youngblood serves as chairman of the compensation committee.
Under the NASDAQ listing standards, we are required to have a compensation committee composed entirely of independent directors. Our board has determined that each of Mr. Buzby, Mr. Thompson and

Dr. Youngblood are independent. We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:
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reviewing and approving on an annual basis the corporate goals and objectives relevant to our President’s, Chief Financial Officer’s and Chief Operating Officer’s, evaluating our President’s, Chief Financial Officer’s and Chief Operating Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our President, Chief Financial Officer and Chief Operating Officer based on such evaluation;

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reviewing and approving the compensation of all of our other Section 16 executive officers;

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reviewing our executive compensation policies and plans;

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implementing and administering our incentive compensation equity-based remuneration plans;

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assisting management in complying with our proxy statement and annual report disclosure requirements;

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approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

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producing a report on executive compensation to be included in our annual proxy statement; and

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reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.
Compensation Committee Interlocks and Insider Participation
None of our executive officers currently serves, and in the past year has not served, as a member of the compensation committee of any entity that has one or more executive officers serving on our board.
Code of Ethics
We have adopted a Code of Ethics applicable to our directors, officers and employees. A copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.
Conflicts of Interest
Under Cayman Islands law, directors and officers owe the following fiduciary duties:
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duty to act in good faith in what the director or officer believes to be in the best interests of the company as a whole;

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duty to exercise powers for the purposes for which those powers were conferred and not for a collateral purpose;

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directors should not improperly fetter the exercise of future discretion;

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duty to exercise powers fairly as between different sections of shareholders;

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duty not to put themselves in a position in which there is a conflict between their duty to the company and their personal interests; and

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duty to exercise independent judgment.

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In addition to the above, directors also owe a duty of care which is not fiduciary in nature. This duty has been defined as a requirement to act as a reasonably diligent person having both the general knowledge, skill and experience that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to the company and the general knowledge skill and experience of that director.
As set out above, directors have a duty not to put themselves in a position of conflict and this includes a duty not to engage in self-dealing, or to otherwise benefit as a result of their position. However, in some instances what would otherwise be a breach of this duty can be forgiven and/or authorized in advance by the shareholders provided that there is full disclosure by the directors. This can be done by way of permission granted in the Articles or alternatively by shareholder approval at general meetings.
Our Sponsor and its affiliates manage numerous investment vehicles which may compete with us for acquisition opportunities and if pursued by them we may be precluded from such opportunities for our initial business combination. In addition, certain of our officers and directors presently have, and any of them in the future may have additional, fiduciary and contractual duties to other entities, including fiduciary and contractual duties to Climate, pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity subject to his or her fiduciary duties. As a result, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, then, subject to their fiduciary duties under Cayman Islands law, he or she will need to honor such fiduciary or contractual obligations to present such business combination opportunity to such entity, before we can pursue such opportunity. If these other entities decide to pursue any such opportunity, we may be precluded from pursuing the same.
However, we do not expect these duties to materially affect our ability to complete our initial business combination. Our Articles provide that, to the fullest extent permitted by applicable law: (i) no individual serving as a director or an officer shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as us; and (ii) we renounce any interest or expectancy in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for any director or officer, on the one hand, and us, on the other.
Below is a table summarizing the entities to which our executive officers and directors currently have fiduciary duties, contractual obligations or other material management relationships:
Individual	Entity	Entity’s Business	Affiliation
Christopher Sorrells	NuScale Power Corporation	Energy	Director
	ENGlobal Corporation	Engineering Services	Director, Committee Member
Robert Kaplan	Two Nil, LLC	Marketing	Director
	Arkay Management, Inc.	Management / Consulting	Founder
David Buzby	Wondrwall Holdco Limited	Energy	Director
	Stem, Inc.	Energy	Director
Richard Thompson	Sumeru Equity Partners	Private Equity	Strategic Advisor
David Levinson	Pearl Energy Investment Management, LLC(1)	Private Equity	Managing Director and Chief Operating Officer
Kevin Pohler	Pearl Energy Investment Management, LLC(1)	Private Equity	Vice President
Sharon Youngblood	The World Wildlife Fund	Conservation	Director

(1)
Includes certain of its funds and other affiliates.

Our Sponsor, officers and directors may Sponsor, form or participate in other blank check companies similar to ours during the period in which we are seeking an initial business combination. Any such companies may present additional conflicts of interest in pursuing an acquisition target, particularly in the event there is overlap among investment mandates. Any such companies, including Climate, may present additional conflicts of interest in pursuing an acquisition target. However, we do not currently expect that any such other special purpose acquisition company, including Climate, would materially affect our ability to complete our initial business combination. In addition, our Sponsor, officers and directors, are not required to commit any specified amount of time to our affairs, and, accordingly, may have conflicts of interest in allocating management time among various business activities, including identifying potential business combinations and monitoring the related due diligence. Mr. Sorrells plans to devote a portion of his time sourcing sustainability-focused investments for Pearl’s private equity funds.
Potential investors should also be aware of the following other potential conflicts of interest:
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Our executive officers and directors are not required to, and will not, commit their full time to our affairs, which may result in a conflict of interest in allocating their time between our operations and our search for a business combination and their other businesses. We do not intend to have any full- time employees prior to the completion of our initial business combination. Each of our executive officers is engaged in several other business endeavors for which he may be entitled to substantial compensation, and our executive officers are not obligated to contribute any specific number of hours per week to our affairs.

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Our Sponsor subscribed for founder shares prior to the date hereof and purchased private placement warrants in a transaction that closed simultaneously with the closing of our IPO.

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Our Sponsor and each member of our management team have entered into an agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to any founder shares and public shares held by them in connection with (i) the completion of our initial business combination and (ii) a shareholder vote to approve an amendment to our Articles (A) that would modify the substance or timing of our obligation to provide holders of our Class A ordinary shares the right to have their shares redeemed in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within 15 months (or up to 36 months if the Extension Amendment Proposal is approved at the Extraordinary General Meeting) from the closing of our IPO or (B) with respect to any other provision relating to the rights of holders of our Class A ordinary shares.

Additionally, our Sponsor has agreed to waive its rights to liquidating distributions from the trust account with respect to its founder shares if we fail to complete our initial business combination within the prescribed time frame. If we do not complete our initial business combination within the prescribed time frame, the private placement warrants will expire worthless. Except as described herein, our Sponsor and our directors and executive officers have agreed not to transfer, assign or sell any of their founder shares until the earliest of (A) one year after the completion of our initial business combination and (B) subsequent to our initial business combination, (x) if the closing price of our Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and other similar transactions) for any 20 trading days within any 30-trading day period commencing at least 120 days after our initial business combination, or (y) the date on which we complete a liquidation, merger, share exchange or other similar transaction that results in all of our public shareholders having the right to exchange their ordinary shares for cash, securities or other property. Except as described herein, the private placement warrants will not be transferable until 30 days following the completion of our initial business combination. Because each of our executive officers and directors own ordinary shares, rights or warrants directly or indirectly, they may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination.
Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors is included by a target business as a condition to any agreement with respect to our initial business combination. In addition, our Sponsor, officers and directors may Sponsor, form or participate in other blank check companies similar to ours during the period in which we are seeking an initial business combination. Any such companies may present additional conflicts of interest in pursuing an acquisition target, particularly in the event there is overlap among investment mandates.
We cannot assure you that any of the above mentioned conflicts will be resolved in our favor.

We are not prohibited from pursuing an initial business combination with a company that is affiliated with our Sponsor, officers or directors. In the event we seek to complete our initial business combination with a company that is affiliated with our Sponsor or any of our officers or directors, we, or a committee of independent directors, will obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions that such initial business combination is fair to our company from a financial point of view. We are not required to obtain such an opinion in any other context.
Furthermore, in no event will our Sponsor or any of our existing officers or directors, or their respective affiliates, be paid by us any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the completion of our initial business combination. Further, commencing on the date our securities were first listed on NASDAQ, we began reimbursing an affiliate of our Sponsor for office space, secretarial and administrative services provided to us in an amount of $10,000 per month.
If we seek shareholder approval, we will complete our initial business combination only if we obtain the approval of an ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the company, unless applicable law, our corporate governing documents or applicable stock exchange rules require a different vote, in which case we will complete our initial business combination only if such requisite vote is received. In such case, our Sponsor and each member of our management team have agreed to vote their founder shares and public shares in favor of our initial business combination.
Limitation on Liability and Indemnification of Officers and Directors
Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against willful default, willful neglect, civil fraud or the consequences of committing a crime. Our Articles provide for indemnification of our officers and directors to the maximum extent permitted by law, including for any liability incurred in their capacities as such, except through their own actual fraud, willful default or willful neglect. We have entered into agreements with our directors and officers to provide contractual indemnification in addition to the indemnification provided for in our Articles. In connection with the closing of the IPO, we purchased a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.
Our officers and directors have agreed to waive any right, title, interest or claim of any kind in or to any monies in the trust account, and have agreed to waive any right, title, interest or claim of any kind they may have in the future as a result of, or arising out of, any services provided to us and will not seek recourse against the trust account for any reason whatsoever (except to the extent they are entitled to funds from the trust account due to their ownership of public shares). Accordingly, any indemnification provided will only be able to be satisfied by us if (i) we have sufficient funds outside of the trust account or (ii) we consummate an initial business combination.
Our indemnification obligations may discourage shareholders from bringing a lawsuit against our officers or directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against our officers and directors, even though such an action, if successful, might otherwise benefit us and our shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against our officers and directors pursuant to these indemnification provisions.
We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.
Executive Officer and Director Compensation
None of our executive officers or directors have received any cash compensation for services rendered to us. From the date that our securities were first listed on NASDAQ through the earlier of consummation of our initial business combination and our liquidation, we began reimbursing an affiliate of our Sponsor for office space, secretarial and administrative services provided to us in the amount of $10,000 per month. In addition, our Sponsor, executive officers and directors, or their respective affiliates are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee reviews on a quarterly basis all payments that were made by us to our Sponsor, executive officers or directors, or their affiliates. Any such payments prior to an initial business combination will be made using funds held outside the trust account. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with our activities on our behalf in connection with identifying and consummating an initial business combination. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid by the company to our Sponsor, executive officers and directors, or their respective affiliates, prior to completion of our initial business combination. In February 2021, our Sponsor transferred 40,000 Founder Shares to each of our independent directors.
After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our shareholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers will be determined, or recommended to the board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board.
We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.
Certain Relationships and Related Transactions, and Director Independence
Founder Shares
On January 26, 2021, our Sponsor paid $25,000, or approximately $0.004 per share, to cover certain expenses on our behalf in consideration of 5,750,000 Founder Shares. In February 2021, our Sponsor transferred 40,000 Founder Shares to each of our independent directors. On March 18, 2022, we effectuated a share capitalization with respect to our Founder Shares of 1,916,667 shares thereof, resulting in our initial shareholders holding an aggregate of 7,666,667 Founder Shares. The founder shares (including the Class A ordinary shares issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.
Our Sponsor and each member of our management team have agreed to (i) waive their redemption rights with respect to their founder shares; (ii) waive their redemption rights with respect to their founder shares and public shares in connection with a shareholder vote to approve an amendment to our Articles (A) that would modify the substance or timing of our obligation to provide holders of our Class A ordinary shares the right to have their shares redeemed in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within 15 months (or up to 36 months if the Extension Amendment Proposal is approved at the Extraordinary General

Meeting) from the closing of the IPO or (B) with respect to any other provision relating to the rights of holders of our Class A ordinary shares and (iii) waive their rights to liquidating distributions from the trust account with respect to any founder shares they hold if we fail to consummate an initial business combination within 15 months (or up to 36 months if the Extension Amendment Proposal is approved at the Extraordinary General Meeting) from the closing of the IPO (although they will be entitled to liquidating distributions from the trust account with respect to any public shares they hold if we fail to complete our initial business combination within the prescribed time frame).
Private Placement Warrants
Simultaneously with the closing of our IPO and exercise of the over-allotment option by the underwriters, we consummated the private placement of 13,350,000 private placement warrants to our Sponsor at a price of $1.00 per private placement warrant, generating gross proceeds of $13,350,000. Each private placement warrant is exercisable to purchase one Class A ordinary share.
Other Transactions with our Sponsor
Our Sponsor is controlled by an affiliate of Pearl Energy Investment Management, LLC and NGP Energy Capital Management, LLC, has a passive minority interest in our Sponsor.
If any of our officers or directors becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such opportunity to such entity. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.
We currently maintain our executive offices at 2100 McKinney Ave, Suite 1675, Dallas, TX 75201. The cost for our use of this space is included in the $10,000 per month fee we pay to an affiliate of our Sponsor for office space, administrative and support services. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees.
No compensation of any kind, including finder’s and consulting fees, will be paid to our Sponsor, officers and directors, or their respective affiliates, for services rendered prior to or in connection with the completion of an initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made by us to our Sponsor, officers, directors or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.
Our Sponsor agreed to loan us up to $300,000 to be used for the payment of costs related to the IPO pursuant to a promissory note, dated on January 26, 2021 and was later amended and restated on January 28, 2022 and subsequently amended and restated a second time on September 26, 2022 (the “Note”). The Note was non-interest bearing, unsecured and due upon the closing of the IPO. We fully repaid the Note on October 18, 2022. Upon consummation of the IPO, the Note was no longer available to us.
In addition, in order to finance transaction costs in connection with an intended initial business combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we may repay such loaned amounts out of the proceeds of the trust account released to us. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our Sponsor, its affiliates or our management team as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.
After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a general meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.
We have entered into a registration and shareholder rights agreement pursuant to which our Sponsor is entitled to certain registration rights with respect to the private placement warrants, the warrants issuable upon conversion of working capital loans (if any) and the Class A ordinary shares issuable upon exercise of the foregoing and upon conversion of the founder shares, and, upon consummation of our initial business combination, to nominate three individuals for appointment to our board, as long as the Sponsor holds any securities covered by the registration and shareholder rights agreement.
Policy for Approval of Related Party Transactions
The audit committee of our board has adopted a charter, providing for the review, approval and/or ratification of “related party transactions,” which are those transactions required to be disclosed pursuant to Item 404 of Regulation S-K as promulgated by the SEC, by the audit committee. At its meetings, the audit committee shall be provided with the details of each new, existing, or proposed related party transaction, including the terms of the transaction, any contractual restrictions that the company has already committed to, the business purpose of the transaction, and the benefits of the transaction to the company and to the relevant related party. Any member of the committee who has an interest in the related party transaction under review by the committee shall abstain from voting on the approval of the related party transaction, but may, if so requested by the chairman of the committee, participate in some or all of the committee’s discussions of the related party transaction. Upon completion of its review of the related party transaction, the committee may determine to permit or to prohibit the related party transaction.

THE EXTRAORDINARY GENERAL MEETING
Date, Time and Place.   The Extraordinary General Meeting will be held at 10:00 a.m., Eastern Time, on January 10, 2024 at the offices of Kirkland & Ellis LLP, located at 609 Main Street, Suite 4700, Houston, Texas 77002, and virtually via live webcast at https://www.cstproxy.com/svacii/2024, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, and will also be held virtually via the Internet. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Kirkland & Ellis LLP. You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/svacii/2024. If you do not have Internet capabilities, you can listen to the Extraordinary General Meeting by phone by dialing 1 800-450-7155 (toll-free) within the U.S. and Canada or +1 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted enter the pin number 3518189 #. This option is listen-only, and you will not be able to vote or enter questions during the Extraordinary General Meeting if you choose to participate telephonically. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the Proposals.
Voting Power; Record Date.   You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the Ordinary Shares at the close of business on November 30, 2023, the record date for the Extraordinary General Meeting. You will have one vote per Proposal for each Ordinary Share you owned at that time. The Company warrants do not carry voting rights.
Votes Required.   The approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal each require a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting. The Letter Agreement Amendment Proposal, the Director Election Proposal and the Adjournment Proposal each require an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Letter Agreement Amendment Proposal and the Director Election Proposal at the Extraordinary General Meeting.
On the record date of the Extraordinary General Meeting, there were 30,666,667 Ordinary Shares outstanding, of which 23,000,000 were Class A ordinary Shares and 7,666,667 were Class B ordinary shares. The Founder Shares carry voting rights in connection with the Proposals, and we have been informed by our Sponsor and directors and advisors that hold Founder Shares that they intend to collectively vote all 7,666,667 Founder Shares in favor of each of the Proposals.
If you do not want the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Letter Agreement Amendment Proposal or the Director Election Proposal to be approved, you must vote “AGAINST” such Proposals. If the Extension Amendment Proposal is approved and the related amendments implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Letter Agreement Amendment Proposal or the Director Election Proposal.
An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of the vote on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Letter Agreement Amendment Proposal, the Director Election Proposal or the Adjournment Proposal.
Proxies; Board Solicitation; Proxy Solicitor.   Your proxy is being solicited on behalf of our board on the Proposals being presented to shareholders at the Extraordinary General Meeting. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person, by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares in person (including by virtual means as provided herein) at the Extraordinary General Meeting. You may contact Morrow Sodali at:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Samford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: SVII.info@investor.morrowsodali.com
Required Vote
The approval of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal each require a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting. The Letter Agreement Amendment Proposal and the Adjournment Proposal each require an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting. Approval of the Director Election Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Founder Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Letter Agreement Amendment Proposal and the Director Election Proposal at the Extraordinary General Meeting.
If the Extension Amendment Proposal is not approved or not implemented and we do not consummate our initial business combination by January 17, 2024, unless our Sponsor makes a contribution to the Trust Account in accordance with the Articles (which it has indicated it does not expect to do), as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.25 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Founder Shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of our Founder Shares.
Additionally, unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our Public Shares would cause the Company to exceed the Redemption Limitation. However, in the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.
In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase Public Shares in privately negotiated transactions or in the open market either prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase Public Shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of each of the Proposals and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the Proposals are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Proposals and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per- share pro rata portion of the Trust Account. Any Public Shares held by or subsequently purchased by our affiliates may be voted in favor of each of the Proposals. Our Sponsor, directors, officers, advisors and their affiliates will be restricted from making any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.
Interests of Our Sponsor, Directors and Officers
When you consider the recommendation of our board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:
•
If the Extension Amendment Proposal is not approved and if we do not consummate our initial business combination transaction by January 17, 2024, which is 15 months from the closing of our IPO, or by the Extended Date or unless our Sponsor makes a contribution to the Trust Account in accordance with the Articles (which it has indicated it does not expect to do), we would: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to the Company to pay certain taxes (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in each case to our obligations under Cayman law to provide for claims of creditors and the requirements of other applicable law. In such event, the Founder Shares, which are owned by our Sponsor, would be worthless because following the redemption of the Public Shares, we would likely have few, if any, net assets and because our holders of our Founder Shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the Founder Shares if we fail to complete our initial business combination within the required period.

•
In addition, simultaneously with the closing of our IPO, we consummated the sale of 13,350,000 private placement warrants at a price of $1.00 per warrant in a private placement to our Sponsor. The private placement warrants are each exercisable for one Class A ordinary share at $11.50 per share. If we do not consummate our initial business combination by January 17, 2024, or by the Extended Date if the Extension Amendment Proposal is approved by the requisite number of votes (or, if the date by which we have to complete a business combination is further extended at a duly called Extraordinary General Meeting, such later date) then the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the Public Shareholders and the warrants held by our Sponsor and its affiliate will be worthless.

•
Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future, if they continue as directors and officers following such initial business combination, our directors and executive officers will receive any cash fees, share options or share awards that a post-business combination board of directors determines to pay to its directors and officers.

•
In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (1) $10.25 per Public Share and (2) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of the Ordinary Shares as of November 30, 2023, based on information obtained from the persons named below, with respect to the beneficial ownership of the Ordinary Shares, by:
•
each person known by us to be the beneficial owner of more than 5% of the Ordinary Shares;

•
each of our executive officers and directors; and

•
all our executive officers and directors as a group.

As of the record date, there were a total of 30,666,667 Ordinary Shares outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these are not exercisable within 60 days of November 30, 2023.
	Class A Ordinary Shares		Class B Ordinary Shares		Approximate Percentage of Issued and Outstanding Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class
Five Percent Holders
Spring Valley Acquisition Sponsor II, LLC (our Sponsor)(3)	—	—	7,546,667	98.4%	24.6%
Sculptor Capital LP(4)	1,163,420	5.1%	—	—	3.8%
The Goldman Sachs Group, Inc.(5)	1,248,791	5.4%	—	—	4.1%
Directors and Officers
Christopher Sorrells	—	—	—	—	—
Robert Kaplan	—	—	—	—	—
David Buzby	—	—	40,000	*	*
Richard Thompson	—	—	40,000	*	*
Sharon Youngblood	—	—	40,000	*	*
David Levinson	—	—	—	—	—
Kevin Pohler	—	—	—	—	—
All officers and directors as a group (seven individuals)	—	—	7,666,667	100%	25.0%

*
Less than one percent.

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is c/o Spring Valley Acquisition Corp. II, 2100 McKinney Ave, Suite 1675, Dallas, TX 75201.

(2)
Interests shown consist solely of Founder Shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares at the time of our initial business combination or earlier at the option of the holders thereof.

(3)
Represents 7,546,667 Class B ordinary shares directly held by our Sponsor. Our Sponsor is controlled by Pearl Energy Investment II, L.P., which is controlled by Mr. Billy Quinn.

(4)
According to a Schedule 13G/A filed with the SEC on February 14, 2023 on behalf of Sculptor Capital LP, a Delaware limited partnership (“Sculptor”). Sculptor Capital II LP (“Sculptor-II”), a Delaware limited partnership, Sculptor Capital Holdings Corporation (“SCHC”), a Delaware corporation, Sculptor Capital Holding II LLC (“SCHC-II”), a Delaware limited liability company, Sculptor Capital Management, Inc. (“SCU”), a Delaware limited liability company, Sculptor Master Fund, Ltd. (“SCMF”), a Cayman Islands company, Sculptor Special Funding, LP (“NRMD”), a Cayman Islands

company, Sculptor Credit Opportunities Master Fund, Ltd. (“SCOO”), a Cayman Islands company, and Sculptor SC II LP (“NJGC”). Each may be deemed the beneficial owner of 1,163,420 Class A ordinary shares. Those shares held by each of the entities named above were reported as of February 14, 2023, as stated in the Schedule 13G/A, which does not reflect any transactions after February 14, 2023. Accordingly, the number of Class A ordinary shares and the percentages set forth in the table may not reflect such entity’s current beneficial ownership. The address of the principal business office of Sculptor, Sculptor-II, SCHC, SCHC-II, and SCU is 9 West 57 Street, 39 Floor, New York, NY 10019. The address of the principal business office of SCMF and SCCO is c/o State Street (Cayman) Trust, Limited, 1 Nexus Way — Suite #5203, PO Box 896, Helicona Courtyard, Camana Bay, Grand Cayman, KY1-1103, Cayman.

(5)
According to a Schedule 13G filed with the SEC on February 2, 2023 by The Goldman Sachs Group, Inc. (“GSGI”) and Goldman Sachs & Co. LLC (“GS LLC”), certain operating units of GSGI and its subsidiaries and affiliates beneficially own an aggregate 1,248,791 Class A ordinary shares and GSGI and GS LLC share voting and dispositive power over such shares. Those shares held by GSGI and GS LLC were reported as of February 2, 2023, as stated in the Schedule 13G, which does not reflect any transactions after February 2, 2023. Accordingly, the number of Class A ordinary shares and the percentages set forth in the table may not reflect GSGI and GS LLC’s current beneficial ownership. The business address of each of GSGI and GS LLC is 200 West Street, New York, NY 10282.

Our Sponsor, officers and directors are deemed to be our “promoter” as such term is defined under the federal securities laws.

HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 2100 McKinney Ave., Suite 1675, Dallas, Texas 75201, to inform us of the shareholder’s request; or

•
if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

FUTURE SHAREHOLDER PROPOSALS
If the Redemption Limitation Amendment Proposal and the Extension Amendment Proposal are approved and the Extension is implemented, we anticipate that we will hold another Extraordinary General Meeting before the Extended Date to consider and vote upon approval of our initial business combination and other related matters. Accordingly, if we consummate a business combination within the required timeframe, the Company’s next annual general meeting will be held at a future date to be determined by the post-business combination company. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a business combination before the Extended Date the Company will dissolve and liquidate and there will be no annual meeting.
WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:
You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at Spring Valley Acquisition Corp. II, 2100 McKinney Ave., Suite 1675, Dallas, Texas 75201.
If you are a shareholder of the Company and would like to request documents, please do so by January 3, 2024 (five business days prior to the date of the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED MEMORANDUM
AND ARTICLES OF ASSOCIATION
OF
SPRING VALLEY ACQUISITION CORP. II
RESOLVED, as a special resolution, that:
a)
the first sentence of Article 49.7 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new first sentence of Article 49.7:

“In the event that the Company does not consummate a Business Combination within 36 months from the closing of the IPO, or such later time as its board of Directors may approve in accordance with the Articles, the Company shall:”
b)
Article 49.8 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8:

“[Reserved.]”
c)
Article 49.9(a) of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.9(a):

“to modify the substance or timing of the Company’s obligation to: (i) allow redemptions of the Public Shares in connection with a Business Combination; or (ii) redeem 100 per cent of the Public Shares if the Company has not completed a Business Combination within 36 months from the closing of the IPO, or such earlier date as the board of Directors may approve in accordance with the Articles; or”
RESOLVED, as a special resolution, that:

c)
Article 49.11 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and be replaced with the following new Article 49.11:

“Except in connection with the conversion of Class B Shares into Class A Shares pursuant to Article 17 where the holders of such Shares have waived any right to receive funds from the Trust Fund, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to: (a) receive funds from the Trust Account; or (b) vote as a class with Public Shares: (i) on any Business Combination; and (ii) to approve an amendment to the Articles to (x) extend the time to consummate a Business Combination beyond 36 months from the consummation of the IPO, or (y) amend this Article 49.11(b)(ii).”

d)
Article 29.1 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and be replaced with the following new Article 29.1:

“Prior to the date on which all Class B Shares have been converted into Class A Shares, the Company may by Ordinary Resolution of the holders of the Class B Shares appoint any person to be a Director or may by Ordinary Resolution of the holders of the Class B Shares remove any Director. For the avoidance of doubt, prior to the date on which all Class B Shares have been converted into Class A Shares, holders of Class A Shares shall have no right to vote on the appointment or removal of any Director.”

A-1

RESOLVED, as a special resolution, that:
a)
Article 49.2(b) of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and be replaced with the following new Article 49.2(b):

“provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”
b)
the below final sentence of Article 49.5 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety:

“The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).”
c)
the below final sentence of Article 49.9 of the Company’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety:

“The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

A-2

ANNEX B
PROPOSED AMENDMENT NO. 1 TO THE LETTER AGREEMENT
THIS AMENDMENT NO. 1 TO LETTER AGREEMENT (this “Amendment”) is made and entered into as of [•], by and among (i) Spring Valley Acquisition Corp. II, a Cayman Islands exempted company (the “Company”), (ii) Spring Valley Acquisition Sponsor II, LLC, a Delaware limited liability company (the “Sponsor”), and (iii) the other undersigned persons (each such other undersigned person, an “Insider” and collectively, the “Insiders”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Letter Agreement (as defined below).
RECITALS
WHEREAS, the Company, the Sponsor and each of the Insiders are parties to that certain Letter Agreement, dated as of October 12, 2022 (the “Original Agreement” and, as amended by this Amendment, the “Letter Agreement”), pursuant to which, the Sponsor and the Insiders each agreed with the Company, among other matters, to certain transfer restrictions with respect to any Founder Shares, Private Placement Warrants or Ordinary Shares issued or issuable upon conversion of the Founder Shares of Private Placement Warrants;
WHEREAS, the parties hereto desire to amend the Original Agreement as provided herein; and
WHEREAS, pursuant to Paragraph 13 of the Original Agreement, the Original Agreement can be amended by a written instrument executed by all parties to the agreement.
NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:
Amendments to the Letter Agreement.   The parties hereby agree to the following amendments to the Letter Agreement:
(a)
Paragraph 12(a) is amended by deleting the words “on or after the first anniversary of the Business Combination Closing” and replacing them with the words “at least 120 days after the Business Combination Closing”.

(b)
Paragraph 12(d) is amended by deleting the words “on or after the first anniversary of the Business Combination Closing” and replacing them with the words “commencing at least 120 days after the Business Combination Closing”.

Effectiveness.   Notwithstanding anything to the contrary contained herein, this Amendment shall become effective upon the date first set forth above.
Miscellaneous.   Except as expressly provided in this Amendment, all of the terms and provisions in the Original Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Letter Agreement in the Original Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Letter Agreement, as amended by this Amendment (or as the Letter Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Agreement.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Amendment No. 1 to Letter Agreement as of the date first above written.
SPRING VALLEY ACQUISITION SPONSOR II, LLC, a Delaware limited liability company
By: Name: David Levinson Title: Corporate Secretary
By: Name: Christopher Sorrells
By: Name: Robert Kaplan
By: Name: David Levinson
By: Name: Kevin Pohler
By: Name: David Buzby
By: Name: Richard Thompson
By: Name: Sharon Youngblood
Signature Page to Amendment No. 1 to Letter Agreement

Acknowledged and Agreed:
SPRING VALLEY ACQUISITION CORP. II, a Cayman Islands exempted company
By: Name: Christopher Sorrells Title: Chief Executive Officer
Signature Page to Amendment No. 1 to Letter Agreement